UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant's telephone number, including area code:		(713) 626-1919
Date of fiscal year end:	02/28
Date of reporting period:	02/29/20

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2020

Invesco Dynamic Credit Opportunities Fund

NYSE: VTA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's web- site, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 341-2929 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund com- plex if you invest directly with the Fund.

2Letters to Shareholders

4 Management's Discussion

4 Performance Summary

6 Supplemental Information

7 Dividend Reinvestment Plan

8Consolidated Schedule of Investments

26Consolidated Financial Statements

30Consolidated Financial Highlights

31Notes to Consolidated Financial Statements

39Report of Independent Registered Public Accounting Firm

40Distribution Information

41Tax Information

T-1 Trustees and Officers

Andrew Schlossberg

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

The reporting period proved to be another tumultuous time for both global equities and fixed-income secu- rities. In early 2019, global equity markets were buoyed by a more accommodative stance from central banks and optimism about a potential US-China trade deal. In May, US-China trade concerns and slowing global growth led to a global equity sell-off and rally in US Treasuries. Despite the May sell-off, domestic equity mar- kets rallied in June in anticipation of a US Federal Reserve (the Fed) interest rate cut and closed the second quarter with modest gains. Continued US-China trade worries and signs of slowing global economic growth led to increased market volatility in August. The US Treasury yield curve inverted several times as fears of a US recession increased. As a result, global equity markets were largely flat for the third quarter. In the final months of 2019, geopolitical and macroeconomic issues largely abated. This combined with better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quar- ter global equity returns.

As the new year began, US equities were largely buoyed in January by the signing of the phase one trade agreement and strong eco- nomic data although returns were dampened by the spread of the Coronavirus (COVID-19). Concerns over the virus had a greater impact on international equities, which were largely lower for the month. As the virus spread outside of China and the number of cases increased, fears of diminished global growth led to a sharp global equity sell-off at the end of February 2020 and sent the yield on the US 10-year Treasury to a new all-time low.

Throughout 2019, central banks continued to be accommodative, providing sources of liquidity. In July, the Fed lowered interest rates for the first time in 11 years. It again lowered rates in September and once again in October. During the rest of the year, the Fed left rates unchanged. Overseas, the European Central Bank left its policy rate unchanged and continued its bond purchasing program. In 2020, with the increased spread of the coronavirus, the Fed shifted from a more neutral policy to the possibility of further rate cuts in the new year. As 2020 unfolds, we'll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That's why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique finan- cial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. Financial advis- ers can also offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you'll find detailed infor- mation about your Fund's performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I'm pleased to share with you Invesco's commitment to both the Principles for Responsible Investment and to considering environ- mental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2Invesco Dynamic Credit Opportunities Fund

Dear Fellow Shareholders:
Among the many important lessons I've learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco's mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:
￿ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
Bruce Crockett	￿ Assessing each portfolio management team's investment performance within the context of the fund's investment strategy.

￿ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds' advisory and sub- advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3Invesco Dynamic Credit Opportunities Fund

Management's Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2020, Invesco Dynamic Credit Opportuni- ties Fund (the Fund), at net asset value (NAV), outperformed its benchmark, the Credit Suisse Leveraged Loan Index. The Fund's return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstand- ing. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance

Total returns, 2/28/19 to 2/29/20

Fund at NAV	4.99%
Fund at Market Value	5.39
Credit Suisse Leveraged Loan Index￿	3.25
Market Price Discount to NAV as of 2/29/20	—12.31
Source(s): ￿Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

• Industry position and dynamics. Factors
include the firm's industry position, life cycle
phase of the industry, barriers to entry and
current industry capacity and utilization.
• Asset quality. Considerations may include
valuations of hard and intangible assets, how
easily those assets can be converted to cash
and appropriateness to leverage those assets.
• Divisibility. This factor focuses on operat-
ing and corporate structures, ability of the
firm to divide easily and efficiently, examina-
tion of non-core assets and valuation of mul-
tiple brand names.
• Sponsors. Considerations include the
firm's track record of quality transactions,
access to additional capital and control or
ownership of the sponsoring firm.
• Cash flow. We examine the firm's sales
and earnings breakdown by product, divisions
and subsidiaries. We look at the predictability
of corporate earnings and the cash require-
ments of the business and conduct an exami-
nation of business cycles, seasonality and
international pressures.
• Recovery and loan-to-value. These fac-
tors focus on further examination of the prob-
ability of default and the rate of recovery as-
sociated with loans.
We attempt to construct the Fund's portfo-
lio using a conservative bias to help manage
credit risk, while focusing on optimization of
return relative to appropriate benchmarks.
We monitor the holdings in the portfolio and

How we invest

The Fund seeks to provide a high level of cur- rent income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of investments that create expo- sure to floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes, which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. We

Portfolio Composition*

By credit quality	% of total investments
AA+	0.17%
A	0.16
BBB-	2.61
BB+	2.08
BB	5.92
BB-	8.16
B+	15.96
B	22.59
B-	14.24
CCC+	2.69
CCC	1.86
CCC-	0.26
CC	0.05
D	1.01
Not-Rated	15.8
Equity	6.44

believe a highly diversified pool of senior loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

Our credit analysts review all holdings and prospective holdings. Key consideration may be given to the following factors, as appli- cable:

•Management. Factors include manage- ment's experience in operating the business, management depth and incentives and track record operating in a leveraged environment.

Top Five Debt Issuers

% of total net assets

1. USF S&H TopCo	3.07%
2. TransDigm, Inc.	3.05
3. PrimeFlight Aviation Services,
Inc.	2.84
4. Muth Mirror Systems, LLC	2.75
5. McDermott Technology
(Americas), Inc.	2.23
conduct daily, weekly and monthly meetings
with analysts, as well as with borrowers and
loan sponsors. Utilizing our proprietary risk
rating system, our analysts assign, monitor
and update the probability of default and ex-
pected recovery ratings for every asset in the
portfolio. Using the resulting risk-adjusted
returns, analysts monitor positions relative to
market levels to detect early sell signals in an
attempt to minimize principal loss and maxi-
mize relative value.

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from

AAA(highest) to D (lowest); ratings are subject to change without notice. "Non- Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage.

4Invesco Dynamic Credit Opportunities Fund

Market conditions and your Fund

Senior loans' position at the top of the capital structure and secured status helped the asset class weather the sporadic risk sentiment that underlined capital markets during the Fund's fiscal year. Namely, volatility induced by US- China trade tensions resulted in investors having an "on-again, off-again" appetite for risk throughout most of 2019. This culmi- nated with increased volatility toward the end of the Fund's fiscal year as fears surrounding the Coronavirus (COVID-19) began to in- crease and impact financial markets. Senior loans' defensive positioning at the top of the capital structure benefited the asset class during the bouts of risk aversion, while the relatively high level of coupon helped the asset class log steady returns during the fiscal year relative to traditional asset classes.

For the fiscal year ended February 29, 2020, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 3.25%. Throughout calendar year 2019, risk assets performed well, and loans were no exception – returning 8.17%.1 How- ever, as fears of COVID-19's impact began to ripple throughout capital markets at the be- ginning of 2020, loans followed broader risk sentiment, albeit in a more muted fashion.

During the fiscal year, Libor decreased from 2.62% to 1.46% as the US Federal Re- serve (the Fed) cut interest rates three times in response to concerns over slowing eco- nomic growth. While this did lower the overall coupon of the senior loan asset class (due to their floating rate structure), the credit spread of new issue loans increased during the fiscal year, helping to offset the decrease in overall coupon. (Libor is the London Inter- bank offered rate, which is the rate that inter- national banks charge for short-term loans to one another).

From a fundamental standpoint, the back- drop for loans remained firm during the Fund's fiscal year. Despite the impact from US–China trade tensions, economic growth remained supportive during the fiscal year. The overall earnings environment for loan issuers remained supportive of profit growth, which, in turn, enabled them to comfortably service their outstanding debt obligations. That said, we believe that COVID-19 will have an impact on the US and global economy and, thus, loan issuers; however, the extent of the impact has yet to be realized as of the end of the fiscal year.

Loan defaults remained below their long- term historical averages during the fiscal year. Issuer distress continued to be focused in secularly-challenged industries, such as retail or companies facing idiosyncratic head- winds. While we believe default rates are likely to increase from their current levels, we ex- pect default rates to be just below or in line with their long-term historical average.

At the close of the fiscal year, it was our view that senior loans were well-positioned, providing investors with a relatively high level of current income, all while sitting at the top of the capital structure. While concerns around an economic slowdown increased due to COVID-19, given the senior secured status of loans and the reliable cash flow from issu- ers servicing their debt, we believe the asset class remains well-positioned even amid un- certainty. We anticipate that loans will likely present compelling relative value opportuni- ties for long-term investors as more informa- tion becomes available.

During the fiscal year, the Fund used lever- age, which allowed us to enhance the Fund's yield while keeping credit standards high rela- tive to the benchmark. As of the close of the fiscal year, leverage accounted for 31% of the Fund's NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally ad- justs to changes in interest rates, as do the rates which determine the Fund's borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

At the end of the fiscal year, the Fund's

holdings in McDermott Technology, Trans- Digm and Monitronics International were the largest overweight allocations relative to the benchmark. Conversely, Asurion and Charter Communications, which were not held by the Fund at the close of the fiscal year, as well as Refinitiv were the largest underweight allocations relative to the bench- mark.

The senior loan asset class behaves differ- ently from many traditional fixed income in- vestments. The interest income generated by a portfolio of senior loans is usually deter- mined by a fixed credit spread over Libor. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to

90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and in- come are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. The risk may be greater in the current market environment because interest rates are near historic lows. If interest rates rise or fall faster than ex- pected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments or the market price of the Fund's shares.

As always, we appreciate your continued participation in Invesco Dynamic Credit Op- portunities Fund.

1 Source: Credit Suisse

Portfolio Managers:

Scott Baskind

Nuno Caetano

Phillip Yarrow

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5Invesco Dynamic Credit Opportunities Fund

Invesco Dynamic Credit Opportunities Fund's investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

￿Unless otherwise stated, information presented in this report is as of February 29, 2020, and is based on total net assets applicable to common shares.

￿Unless otherwise noted, all data provided by Invesco.

￿To access your Fund's reports, visit invesco.com/fundreports.

About indexes used in this report

￿The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, non-investment grade loans.

￿The Fund is not managed to track the per- formance of any particular index, including the index(es) described here, and conse- quently, the performance of the Fund may deviate significantly from the performance of the index(es).

￿A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

￿Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

￿Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

￿Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The state- ment shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also ac- cess your account at invesco.com/closed-end.

￿Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your pur- chase will automatically enroll you in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other fi- nancial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven't participated in the Plan in the past or chose to opt out, you are still eligible to partici- pate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer- share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally 10 business days before the Distribution is paid. If your authoriza- tion arrives after such record date, your participa- tion in the Plan will begin with the following Distri- bution.

How the Plan works

If you choose to participate in the Plan, your Dis- tributions will be promptly reinvested for you, au- tomatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you'll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.Premium: If the Fund is trading at a premium - a market price that is higher than its NAV - you'll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an inves- tor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduc- tion may be taxable because you are receiv- ing shares at less than market price.

2.Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you'll pay the market price for your rein- vested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan's fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transac- tions because shares are purchased for all partici- pants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commis- sions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax infor- mation contained herein is general and is not ex- haustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly chang- ing. Shareholders should always consult a legal or tax adviser for information concerning their indi- vidual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all sharehold- ers listed on the account sign these written in- structions. If you withdraw, you have three op- tions with regard to the shares held in the Plan:

1.If you opt to continue to hold your non- certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book- Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.You may sell your shares through your finan- cial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Partici- pants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropri- ate to comply with applicable law or the rules and policies of the Securities and Exchange Commis- sion or any other regulatory authority, such writ- ten notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Cli- ent Services department at 800 341 2929 or visit invesco.com/closed-end.

7Invesco Dynamic Credit Opportunities Fund

Consolidated Schedule of Investments

February 29, 2020			Principal

	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Variable Rate Senior Loan Interests–120.33%(b)(c)(d)
Aerospace & Defense–4.53%
Aernnova Aerospace S.A.U. (Spain)
Delayed Draw Term Loan (e)	0.00%	01/29/2027	EUR	183	$204,123
Term Loan B-1 (f)	–	01/29/2027	EUR	726	808,480
Atlantic Aviation FBO, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.36%	12/06/2025		$180	180,228
Dynasty Acquisition Co., Inc.
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.21%	04/06/2026		1,967	1,933,906
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	5.21%	04/06/2026		1,058	1,039,734
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.44%	06/28/2024		1,982	1,974,056
IAP Worldwide Services, Inc.
Revolver Loan
(Acquired 07/22/2014; Cost $1,444,403)(e)(g)	1.42%	07/19/2021		1,444	1,444,403
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)(g)	8.44%	07/18/2020		1,613	1,612,754
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	4.36%	10/04/2024		4,213	3,970,723
NAC Aviation 8 Ltd. (Ireland), Term Loan (1 mo. USD LIBOR + 6.50%)
(Acquired 03/24/2017-09/06/2019; Cost $3,658,433)(g)	8.10%	12/31/2020		3,588	3,588,063
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.86%	04/29/2024		1,184	1,160,838
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	3.85%	05/30/2025		8,287	8,113,577
Term Loan F (1 mo. USD LIBOR + 2.25%)	3.85%	06/09/2023		4,084	4,001,891
Term Loan G (1 mo. USD LIBOR + 2.25%)	3.85%	08/22/2024		2,537	2,494,297
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	03/08/2025		200	197,674
Xebec Global Holdings, LLC, Term Loan (1 wk. USD LIBOR + 5.25%)(g)	7.20%	02/12/2024		2,519	2,531,842
					35,256,589
Air Transport–4.11%
American Airlines, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	3.36%	06/27/2025		35	33,633
eTraveli Group Holding AB (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.00%)	4.00%	08/02/2024	EUR	3,415	3,775,772
Gol LuxCo S.A. (Luxembourg), Term Loan (6 mo. USD LIBOR + 6.50%)
(Acquired 08/19/2015-06/04/2019; Cost $4,316,845) (g)	6.50%	08/31/2020		4,311	4,332,105
Mesa Airlines, Inc.
Term Loan N913FJ (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $150,822)(g)	6.41%	12/01/2021		152	150,223
Term Loan N914FJ (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $174,813)(g)	6.41%	12/01/2021		176	174,118
Term Loan N915FJ (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $147,635)(g)	6.41%	12/01/2021		148	147,048
Term Loan N916FJ (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $193,146)(g)	6.41%	03/01/2022		194	192,466
Term Loan N917FJ (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $175,749)(g)	6.41%	03/01/2022		177	175,130
Term Loan N947LR (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $206,526)(g)	6.41%	09/01/2022		208	205,954
Term Loan N948LR (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $212,343)(g)	6.41%	09/01/2022		214	211,755
Term Loan N950LR (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $233,674)(g)	6.41%	09/01/2022		235	233,027
Term Loan N951LR (3 mo. USD LIBOR + 4.50%)
(Acquired 12/29/2017; Cost $231,263)(g)	6.41%	09/01/2022		223	220,651
PrimeFlight Aviation Services, Inc.
Delayed Draw Term Loan (3 mo. PRIME + 4.50%)
(Acquired 05/09/2019; Cost $3,172,989)(g)	9.24%	05/09/2024		3,227	3,162,722
Incremental Delayed Draw Term Loan (1 mo. USD LIBOR + 5.50%)(e)(g)	5.56%	05/09/2024		9,547	9,356,442
Term Loan (1 mo. USD LIBOR + 5.50%)
(Acquired 05/09/2019; Cost $9,594,951)(g)	7.15%	05/09/2024		9,764	9,568,468
					31,939,514

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Automotive–5.60%
Autokiniton US Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 5.75%)
(Acquired 09/26/2019; Cost $2,406,816)(g)	7.35%	05/22/2025		$2,527	$2,532,802
BCA Marketplace PLC (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.46%	11/13/2026	GBP	2,167	2,787,162
Dayco Products LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.86%	05/19/2023		984	890,588
Garrett Borrowing LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	4.45%	09/27/2025		734	716,000
Mavis Tire Express Services Corp.
Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	03/20/2025		191	184,436
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	03/20/2025		1,498	1,447,186
Muth Mirror Systems, LLC
Revolver Loan
(Acquired 04/23/2019; Cost $1,648,335)(e)(g)	0.00%	04/23/2025		1,677	1,643,656
Term Loan (6 mo. USD LIBOR + 5.25%)
(Acquired 04/23/2019; Cost $19,776,094)(g)	6.98%	04/23/2025		20,133	19,730,031
Panther BF Aggregator 2 L.P. (Canada)
Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	04/30/2026	EUR	873	954,092
Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	04/30/2026		950	927,345
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(g)	5.60%	05/22/2024		2,027	1,935,908
Tenneco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.60%	10/01/2025		4,392	4,134,407
ThermaSys Corp.
Term Loan (3 mo. USD LIBOR + 6.00%)
(Acquired 12/31/2018; Cost $166,351)(g)	7.94%	10/02/2023		166	151,380
Term Loan (3 mo. USD LIBOR + 6.00%)(g)	7.94%	12/31/2023		910	777,893
TI Group Automotive Systems LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.10%	06/30/2022		369	365,150
Transtar Holding Co.
Delayed Draw Term Loan (e)(g)	0.00%	04/11/2022		158	157,647
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)
(Acquired 10/03/2012-06/13/2016; Cost $1,710,911)(g)	5.91%	04/11/2022		1,707	1,685,424
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate
(Acquired 04/11/2017-10/11/2019; Cost $626,715)(g)(h)	7.75%	04/11/2022		626	626,347
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	4.60%	02/05/2026		784	771,224
Winter Park Intermediate, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.35%	04/04/2025		1,175	1,160,700
					43,579,378
Beverage & Tobacco–0.55%
AI Aqua Merger Sub, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	12/13/2023		2,655	2,599,079
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	12/13/2023		290	286,812
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)(g)	6.16%	12/13/2023		1,401	1,387,045
					4,272,936
Building & Development–3.24%
ACProducts, Inc., Term Loan B (f)	–	02/14/2025		528	534,534
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.60%	01/15/2027		1,055	1,046,460
Apcoa Parking Holdings GmbH (Germany), Term Loan B (f)	–	03/20/2024	EUR	1,859	2,039,767
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	01/02/2025		3	3,190
CRH Europe Distribution (Netherlands)
Term Loan A (f)	–	10/30/2025	EUR	1,202	1,319,126
Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	10/30/2026	EUR	2,712	2,990,538
DiversiTech Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)(g)	9.44%	06/02/2025		74	71,747
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.94%	06/03/2024		370	362,135
LSF10 Wolverine Investments S.C.A. (Luxembourg), Term Loan C-2 (f)	–	09/30/2026	EUR	2,612	2,886,763
Neptune Bidco S.a r.l. (Luxembourg), Term Loan B (f)	–	02/05/2027	EUR	2,201	2,426,191
Quikrete Holdings, Inc., First Lien Term Loan (f)	–	02/01/2027		626	616,082
Quimper AB (Sweden)
Second Lien Term Loan (6 mo. EURIBOR + 8.25%)(g)	8.25%	02/15/2027	EUR	1,818	2,006,990
Term Loan B-1 (2 mo. EURIBOR + 4.25%)	4.25%	02/13/2026	EUR	4,756	5,230,947
Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	12/15/2023		1,423	1,416,277
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.60%	07/24/2024		2,247	2,213,198
					25,163,945

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9Invesco Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Business Equipment & Services–9.31%
Alorica, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	9.50%	06/30/2022		$1,527	$1,342,100
AVS Group GmbH (Germany), Term Loan B (6 mo. EURIBOR + 4.75%)	3.75%	07/17/2026	EUR	1,116	1,243,931
Blackhawk Network Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.69%	06/15/2026		385	384,458
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.54%	10/14/2024	GBP	3,188	4,077,241
Camelot Finance L.P., Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	10/31/2026		1,548	1,544,066
Cast & Crew Payroll LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.36%	02/09/2026		787	779,861
Checkout Holding Corp.
PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (h)	9.50%	08/15/2023		579	222,923
Term Loan (1 mo. USD LIBOR + 7.50%)	9.13%	02/15/2023		432	332,466
CRCI Longhorn Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	08/08/2025		160	156,157
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.90%	08/10/2026		86	84,624
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%)	11.94%	07/26/2023		379	360,163
GI Revelation Acquisition LLC
First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.60%	04/16/2025		947	904,367
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.60%	04/16/2026		596	542,549
GlobalLogic Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	08/01/2025		6	5,829
HNVR Holdco Ltd. (United Kingdom), Term Loan C (6 mo. EURIBOR + 4.50%)	4.50%	09/12/2025	EUR	937	1,004,032
Holding Socotec (France), Term Loan B-4 (1 wk. EURIBOR + 4.00%)	4.00%	07/29/2024	EUR	2,308	2,543,352
I-Logic Technologies Bidco Ltd. (United Kingdom), Term Loan (3 mo. EURIBOR + 2.75%)	3.75%	12/21/2024	EUR	1,567	1,738,215
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)	5.67%	06/23/2024	GBP	2,995	3,647,720
Institutional Shareholder Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)
(Acquired 03/05/2019; Cost $1,769,923)(g)	6.44%	03/05/2026		1,786	1,759,010
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)
(Acquired 03/04/2019; Cost $1,184,087)(g)	10.44%	03/05/2027		1,218	1,169,163
ION Trading Technologies S.a.r.l. (Luxembourg)
Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	11/21/2024	EUR	5,454	5,875,768
Term Loan (6 mo. USD LIBOR + 4.00%)	6.06%	11/21/2024		967	927,249
Karman Buyer Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.85%	07/23/2021		1,384	1,343,034
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.85%	07/25/2021		739	715,134
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	02/05/2027		2,396	2,387,243
Learning Care Group (US) No. 2, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.19%	03/13/2025		32	31,839
LegalZoom.com, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	11/21/2024		1,167	1,167,984
Monitronics International, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.10%	03/29/2024		5,616	4,661,584
Term Loan (1 mo. USD LIBOR + 5.00%)	6.61%	07/03/2024		5,859	5,917,758
Prime Secuirty Services Borrower LLC, Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.91%	09/23/2026		3,178	3,102,677
Refinitiv US Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.85%	10/01/2025		302	100,228
SMS Systems Maintenance Services, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.60%	10/30/2023		2,417	1,913,021
Speedster Bidco GmbH (Germany)
Second Lien Term Loan (f)	–	02/14/2028	EUR	2,040	2,296,475
Term Loan B (f)	–	02/12/2027	EUR	4,882	5,322,367
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.09%	11/14/2022		4,530	4,469,942
Techem GmbH (Germany), Term Loan B-4
(Acquired 10/31/2018; Cost $296,619)(f)	–	07/15/2025	EUR	145	160,304
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)(g)	5.44%	05/21/2026		1,691	1,692,788
Verra Mobility Corp., First Lien Term Loan (f)	–	02/28/2025		416	412,577
Wash MultiFamily Acquisition, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	05/14/2022		287	284,599
West Corp.
Incremental Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.10%	10/10/2024		2,396	1,898,418
Term Loan B (1 mo. USD LIBOR + 4.00%)	5.60%	10/10/2024		2,397	1,919,914
WowMidco S.A.S. (France), Term Loan B (3 mo. GBP LIBOR + 4.75%)	5.51%	08/16/2026	GBP	1,531	1,948,023
					72,391,153
Cable & Satellite Television–2.44%
Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.60%	01/03/2025		2,635	2,595,617
CSC Holdings LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.16%	04/15/2027		475	470,803
Numericable-SFR S.A. (France), Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.35%	01/31/2026		3,949	3,850,480

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Cable & Satellite Television–(continued)
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	3.91%	04/30/2028		$1,579	$1,575,038
Term Loan AU (f)	–	04/30/2029	EUR	1,575	1,727,053
Virgin Media Bristol LLC (United Kingdom), Term Loan N (1 mo. USD LIBOR + 2.50%)	4.16%	01/31/2028		4,233	4,172,392
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	4.16%	04/15/2025		4,686	4,557,350
					18,948,733
Chemicals & Plastics–3.83%
Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.94%	01/31/2024		47	45,359
Ascend Performance Materials Operations LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)(g)	7.19%	08/27/2026		4,676	4,669,752
BCPE Max Dutch Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/31/2025	EUR	1,328	1,459,794
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	05/16/2024		113	110,000
Ferro Corp.
Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.19%	02/14/2024		169	165,381
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.19%	02/14/2024		165	161,862
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	3.65%	10/20/2024		28	27,822
Hexion International Holdings B.V. (Netherlands)
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/01/2026	EUR	1,637	1,786,270
Term Loan B (3 mo. USD LIBOR + 3.50%)	5.41%	07/01/2026		443	438,532
Ignition Midco B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	07/03/2025	EUR	2,965	3,197,247
Inovyn Finance PLC (United Kingdom), Term Loan B (f)	–	02/25/2027	EUR	2,460	2,715,309
Invictus US NewCo LLC
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.78%	03/28/2025		1,223	1,159,331
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	8.53%	03/30/2026		598	546,514
KPEX Holdings, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.60%	01/31/2026		230	184,903
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	01/31/2025		253	231,547
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	4.44%	03/02/2026		6,284	6,193,860
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(g)	5.28%	11/14/2025		1,059	1,056,497
Perstorp Holding AB (Sweden)
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/27/2026	EUR	902	943,870
Term Loan B (1 mo. USD LIBOR + 4.75%)	6.69%	02/27/2026		505	470,017
PQ Corp., Term Loan B-1 (f)	–	02/07/2027		483	793,512
Starfruit US Holdco LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.67%	10/01/2025		2,779	2,695,255
Tata Chemicals North America, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)(g)	4.44%	08/07/2020		757	757,315
					29,809,949
Clothing & Textiles–0.76%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	09/27/2024		278	213,196
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	6.66%	05/01/2024		360	287,940
Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	5.89%	05/15/2026		624	622,747
Mascot Bidco OYJ (Finland), Term Loan B (6 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	4,392	4,703,502
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	3.35%	04/25/2025		46	43,767
					5,871,152
Conglomerates–0.34%
Safe Fleet Holdings LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.66%	02/03/2025		2,011	1,935,047
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.41%	02/03/2025		436	427,208
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.41%	02/02/2026		297	289,265
					2,651,520
Containers & Glass Products–3.84%
Berlin Packaging LLC
Term Loan (1 mo. USD LIBOR + 3.00%)	4.95%	11/07/2025		166	158,927
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.95%	11/07/2025		1,084	1,035,272
Consolidated Container Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	06/14/2026		1,210	1,203,575
Duran Group (Germany)
Term Loan B-2 (3 mo. USD LIBOR + 4.25%)(g)	6.12%	03/21/2024		3,605	3,492,619
Term Loan B-3 (3 mo. EURIBOR + 4.25%)(g)	4.25%	12/20/2024	EUR	6,732	7,301,356

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Containers & Glass Products–(continued)
Flex Acquisition Co., Inc.
Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	5.16%	06/29/2025		$3,920	$3,762,405
Term Loan (3 mo. USD LIBOR + 3.00%)	4.91%	12/29/2023		36	34,954
Fort Dearborn Holding Co., Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.91%	10/19/2023		982	927,830
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(g)	10.41%	10/21/2024		231	211,121
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.60%	11/21/2023		1,896	1,858,272
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,637	1,616,198
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,702	1,680,719
Klockner Pentaplast of America, Inc., Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	5,184	4,869,759
TricorBraun, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.69%	11/30/2023		1,318	1,305,178
Trident TPI Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.60%	10/17/2024		441	426,656
					29,884,841
Cosmetics & Toiletries–1.57%
Alphabet Holding Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	09/26/2024		3,225	3,092,358
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.35%	09/26/2025		1,483	1,332,246
Anastasia Parent LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	08/11/2025		566	443,686
Coty, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.92%	04/07/2025		5,207	5,103,175
Rodenstock GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.25%)	5.25%	06/05/2026	EUR	2,018	2,226,357
					12,197,822
Drugs–1.52%
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.88%	04/29/2024		3,461	3,321,809
Valeant Pharmaceuticals International, Inc. (Canada)
First Lien Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	4.41%	11/27/2025		4,353	4,337,704
Term Loan (1 mo. USD LIBOR + 3.00%)	4.66%	06/02/2025		4,196	4,178,484
					11,837,997
Ecological Services & Equipment–0.41%
Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	3.83%	11/10/2023		196	196,161
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.69%	05/09/2025		1,119	1,052,096
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	05/30/2025		849	992,002
Patriot Container Corp.
First Lien Term Loan (f)	–	03/20/2025		232	230,992
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)(g)	9.35%	03/20/2026		166	155,907
Tunnel Hill Partners L.P., Term Loan (1 mo. USD LIBOR + 3.50%)	5.15%	02/06/2026		572	566,000
					3,193,158
Electronics & Electrical–13.42%
Applied Systems, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.94%	09/19/2025		86	87,855
Boxer Parent Co., Inc.
Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	10/02/2025	EUR	888	982,024
Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	10/02/2025		1,304	1,256,390
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.78%	04/18/2025		1,311	1,292,767
Cision Ltd.
Term Loan (f)	–	01/29/2027		2,145	2,053,548
Term Loan (f)	–	01/29/2027	EUR	2,336	2,551,706
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	04/06/2026		5,226	5,154,552
Diebold Nixdorf, Inc.
Term Loan A (1 mo. USD LIBOR + 4.75%)	6.44%	04/30/2022		530	523,782
Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	10.88%	08/31/2022		3,351	3,519,913
Term Loan B (1 mo. EURIBOR + 3.00%)	3.00%	11/06/2023	EUR	2,534	2,666,180
Term Loan B (1 mo. USD LIBOR + 2.75%)	4.44%	11/06/2023		1,439	1,356,504
Energizer Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.94%	12/17/2025		1,202	1,200,382
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR +
4.00%)	5.60%	05/06/2026		1,105	1,101,476
Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	5,091	5,437,420

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Electronics & Electrical–(continued)
Finastra USA, Inc. (United Kingdom)
First Lien Term Loan (3 mo. EURIBOR + 3.00%)	4.00%	06/13/2024	EUR	6,008	$6,637,197
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.28%	06/13/2024		$25	23,548
Hyland Software, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.60%	07/07/2025		413	416,399
IGT Holding IV AB (Sweden), Term Loan B (f)	–	07/26/2024	EUR	1,943	2,147,106
Imperva, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.44%	01/10/2027		924	855,908
Informatica Corp., Term Loan (f)	–	02/26/2027	EUR	3,445	3,797,831
ION Corp.
Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	10/24/2025	EUR	4,496	4,942,431
Term Loan (3 mo. USD LIBOR + 4.25%)	5.85%	10/24/2025		727	725,262
Mavenir Systems, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	7.68%	05/08/2025		3,396	3,404,269
Mirion Technologies, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.94%	03/06/2026		509	505,930
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.86%	07/05/2023		894	893,101
Natel Engineering Co., Inc., Term Loan (1 mo. USD LIBOR + 5.00%)
(Acquired 04/25/2019; Cost $2,499,807)	6.60%	04/30/2026		2,523	2,422,007
NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.11%	08/28/2026		2,832	2,825,885
Neustar, Inc.
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.10%	08/08/2024		3,332	3,048,343
Term Loan B-5 (1 mo. USD LIBOR + 4.50%)	6.10%	08/08/2024		1,101	1,069,912
Optiv, Inc.
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.85%	02/01/2025		632	407,657
Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	02/01/2024		2,975	2,568,992
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.10%	07/02/2025		3,677	3,388,705
Project Accelerate Parent LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.89%	01/02/2025		1,981	1,971,018
Project Leopard Holdings, Inc.
Incremental Term Loan (6 mo. USD LIBOR + 4.25%)	5.85%	07/07/2023		1,080	1,076,576
Term Loan (6 mo. USD LIBOR + 4.50%)	6.10%	07/07/2023		1,177	1,173,079
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.03%	05/16/2025		6,195	6,063,340
Renaissance Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.60%	05/29/2026		395	383,076
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.86%	04/24/2022		6,243	5,471,107
Sandvine Corp.
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	11/02/2025		1,985	1,987,505
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)
(Acquired 10/31/2018; Cost $296,619)(g)	9.60%	11/02/2026		302	291,484
SonicWall U.S. Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	5.19%	05/16/2025		276	271,711
STG-Fairway Acquisitions, Inc., Term Loan B (f)	–	01/22/2027		822	820,467
Surf Holdings, LLC (United Kingdom)
Term Loan (f)	–	01/15/2027	EUR	582	643,864
Term Loan (f)	–	03/05/2027		788	777,125
TIBCO Software, Inc.
Second Lien Term Loan (f)	–	03/03/2028		557	554,480
Term Loan B-2 (f)	–	06/30/2026		1,418	1,405,716
Term Loan B-3 (f)	–	06/30/2026		298	295,596
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.16%	09/28/2024		2,763	2,735,855
Ultimate Software Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	05/04/2026		4,662	4,656,157
Veritas US, Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	2,495	2,663,759
VS Buyer LLC, Term Loan (f)	–	02/19/2027		359	356,264
Xperi Corp., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.10%	12/01/2023		1,499	1,499,089
					104,362,250
Financial Intermediaries–2.90%
Evergood 4 APS (Denmark), Second Lien Term Loan (3 mo. EURIBOR + 7.00%)	8.00%	11/25/2025	EUR	4,631	5,095,343
Fiserv Investment Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.44%	02/10/2027		665	668,767
GEO Group, Inc. (The), Term Loan (1 mo. USD LIBOR + 2.00%)	3.61%	03/22/2024		110	102,686
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)	7.60%	06/30/2023		5,088	4,842,193
RPI Finance Trust
Term Loan B (f)	–	02/11/2027		2,463	2,452,339
Term Loan B (f)	–	02/11/2027		2,652	2,654,145
SGG Holdings S.A. (Luxembourg), Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/18/2025	EUR	4,836	5,304,377

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Financial Intermediaries–(continued)
Stiphout Finance LLC
Second Lien Term Loan (1 mo. EURIBOR + 7.25%)	7.25%	10/26/2023	EUR	1,303	$1,438,021
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)
(Acquired 07/21/2015; Cost $25,457)(g)	8.85%	10/26/2023		$26	24,251
					22,582,122
Food Products–3.86%
Arnott's Biscuits Ltd., Term Loan (3 mo. USD LIBOR + 4.00%)	5.61%	12/18/2026		1,246	1,247,425
B&G Foods, Inc., Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.10%	10/10/2026		719	712,758
Biscuit International S.A.S. (De Banketgroep Holding International B.V.) (France), First Lien
Term Loan (f)	–	02/05/2027	EUR	1,475	1,636,043
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	03/31/2025		469	459,209
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.87%	07/03/2020		2,539	2,474,942
Froneri International PLC (United Kingdom)
Second Lien Term Loan (3 mo. EURIBOR + 5.75%)	5.75%	01/31/2028	EUR	401	453,483
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	7.35%	01/31/2028		839	843,464
Term Loan B-1 (3 mo. EURIBOR + 2.63%)	2.63%	01/29/2027	EUR	6,159	6,680,350
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.85%	01/29/2027		1,537	1,516,153
H-Food Holdings LLC
Incremental Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	5.60%	05/23/2025		146	142,888
Term Loan (1 mo. USD LIBOR + 3.69%)	5.29%	05/23/2025		4,147	4,080,805
Hostess Brands LLC, First Lien Term Loan B (3 mo. USD LIBOR + 2.25%)	3.85%	08/03/2025		295	291,123
Manna Pro Products LLC
Delayed Draw Term Loan
(Acquired 05/30/2019; Cost $479,799)(e)(g)	2.33%	12/08/2023		484	478,961
Incremental Term Loan (1 mo. USD LIBOR + 6.00%)
(Acquired 05/30/2019; Cost $1,614,178)(g)	7.60%	12/08/2023		1,628	1,611,928
Mastronardi Produce-USA, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	05/01/2025		446	446,889
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	3.91%	05/15/2024		175	173,617
Shearer's Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.35%	06/30/2022		237	235,695
Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	03/31/2022		2,242	2,243,656
Sigma Bidco B.V. (Netherlands), Term Loan B-1 (f)	–	07/02/2025	EUR	2,701	2,884,718
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.85%	10/22/2025		1,635	1,376,839
					29,990,946
Food Service–1.59%
Carlisle FoodService Products, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	03/20/2025		753	726,095
Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	5.96%	02/07/2025		74	72,098
Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	02/06/2025	EUR	4,215	4,469,074
Term Loan B (3 mo. GBP LIBOR + 4.75%)	5.54%	02/06/2025	GBP	3,482	4,291,635
Term Loan B (3 mo. USD LIBOR + 4.00%)	5.96%	02/07/2025		671	654,475
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	07/20/2025		1,401	1,376,437
NPC International, Inc.
Second Lien Term Loan (i)	7.50%	04/18/2025		344	9,171
Term Loan (3 mo. USD LIBOR + 10.00%)
(Acquired 01/21/2020; Cost $100,256) (g)	11.64%	04/17/2020		107	106,891
Restaurant Technologies, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	8.10%	10/01/2026		665	665,559
					12,371,435
Health Care–8.99%
Acadia Healthcare Co., Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.10%	02/11/2022		913	911,196
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.10%	02/16/2023		1,788	1,784,569
AI Sirona (Luxembourg) Acquisition S.a.r.l. (Luxembourg), Term Loan B (f)	–	09/29/2025	EUR	2,447	2,690,357
athenahealth, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	6.16%	02/11/2026		1,431	1,418,238
Biogroup-LCD (France), Term Loan B-7 (2 mo. EURIBOR + 3.75%)	3.75%	04/25/2026	EUR	2,209	2,442,433
Cheplapharm Arzneimittel GmbH (Germany), Term Loan B-4 (1 mo. EURIBOR + 3.50%)	3.50%	07/14/2025	EUR	1,026	1,128,461
Curie Merger Sub LLC (Luxembourg), Term Loan (2 mo. USD LIBOR + 4.25%)	6.19%	11/04/2026		400	401,794

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Health Care–(continued)
Dentalcorp Perfect Smile ULC (Canada), Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.10%	06/06/2026		$1,060	$1,039,071
Diaverum Holding S.a.r.l. (Sweden), Term Loan B (f)	–	07/04/2024	EUR	1,268	1,396,015
Explorer Holdings, Inc., Term Loan (2 mo. USD LIBOR + 4.50%)	6.23%	02/04/2027		3,423	3,411,519
EyeCare Partners LLC
Delayed Draw Term Loan (e)	0.00%	02/05/2027		24	23,308
Term Loan B (f)	–	02/05/2027		101	99,892
Financiere Mendel (France), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	04/13/2026	EUR	10,736	11,860,446
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.17%	10/27/2022		151	150,361
HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.10%	08/06/2026		1,944	1,941,995
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	7,483	8,152,980
Nemera (Financiere N BidCo) (France), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	01/19/2026	EUR	2,133	2,237,228
Nidda Healthcare Holding AG (Germany)
Term Loan F (3 mo. EURIBOR + 3.50%)	3.50%	08/21/2026	EUR	1,150	1,253,453
Term Loan F (3 mo. EURIBOR + 4.50%)	5.26%	08/21/2026	GBP	1,185	1,519,672
Prophylaxis B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 4.00%)	4.00%	06/05/2025	EUR	4,277	3,678,560
Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	07/23/2026		649	639,712
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.86%	09/02/2024		7	7,148
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	02/06/2024		1,134	867,353
Terveys-ja hoivapalvelut Suomi Oy (Finland)
First Lien Term Loan B (1 mo. EURIBOR +3.75%)	3.75%	08/09/2025	EUR	6,802	7,535,912
Second Lien Term Loan (3 mo. EURIBOR + 7.25%)
(Acquired 07/04/2018-07/13/2018; Cost $5,916,160)	7.25%	08/09/2026	EUR	5,109	5,724,979
Unilabs Diagnostics AB (Sweden), Revolver Loan (e)(g)	0.00%	04/01/2021	EUR	6,439	7,042,095
Upstream Newco, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)(g)	6.10%	11/20/2026		590	582,174
					69,940,921
Home Furnishings–2.06%
Global Appliance, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.61%	09/29/2024		1,532	1,493,810
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	08/05/2024		461	452,636
Hilding Anders AB (Sweden)
PIK Term Loan, 12.00% PIK Rate
(Acquired 06/17/2014-11/25/2019; Cost $5,078,478)(g)(h)(i)(j)	12.00%	06/30/2020	EUR	5,440	60,056
Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	11/30/2024	EUR	8,888	8,401,729
Serta Simmons Bedding LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.16%	11/08/2023		3,237	1,915,987
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.63%	11/08/2024		2,205	642,631
TGP Holdings III LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.03%	09/25/2024		2,743	2,551,321
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.28%	09/25/2025		526	486,258
					16,004,428
Industrial Equipment–3.65%
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	04/28/2025		382	377,219
Alpha AB Bidco B.V. (Netherlands), Term Loan B (f)	–	07/30/2025	EUR	1,763	1,907,058
Arconic Rolled Products Corp., Term Loan B (f)	–	02/04/2027		964	955,625
Automate Intermediate Holdings II S.a.r.l. (Norway), Term Loan B (3 mo. EURIBOR +
3.50%)	3.50%	07/30/2026	EUR	643	715,007
Crosby US Acquisition Corp., Term Loan B (1 mo. USD LIBOR + 4.75%)	6.38%	06/26/2026		1,088	1,073,222
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	6.35%	08/29/2023		443	443,759
Engineered Machinery Holdings, Inc.
First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	07/19/2024		704	702,796
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.94%	07/19/2024		1,259	1,224,800
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.19%	07/18/2025		1,317	1,307,570
Gardner Denver, Inc.
Term Loan B-1 (f)	–	02/05/2027		1,705	1,681,418
Term Loan B-2 (f)	–	02/05/2027	EUR	673	742,607
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	3.35%	02/05/2027		2,195	2,164,864
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)	3.95%	01/02/2027		2,857	2,810,304

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Industrial Equipment–(continued)
Kantar (United Kingdom)
Term Loan B (3 mo. EURIBOR + 5.00%)	5.00%	12/04/2026	EUR	4,800	$5,304,935
Term Loan B-1 (f)	–	12/04/2026	EUR	2,772	3,063,039
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(g)	5.94%	03/08/2025		$664	556,141
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.44%	11/27/2020		2,192	1,952,049
Robertshaw US Holding Corp.
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.88%	02/28/2025		432	390,849
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	9.63%	02/28/2026		613	503,703
Terex Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.35%	01/31/2024		523	523,975
					28,400,940
Insurance–0.60%
Andromeda Investissement S.A. (France), Term Loan B-3 (3 mo. EURIBOR + 4.25%)	4.25%	06/12/2026	EUR	2,875	3,195,203
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.13%	08/16/2025		374	374,521
Hub International Ltd., Incremental Term Loan (3 mo. USD LIBOR + 4.00%)	5.69%	04/25/2025		1,115	1,115,100
					4,684,824
Leisure Goods, Activities & Movies–9.14%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.10%	02/01/2024		10,210	9,890,694
Ancestry.com Operations, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.36%	10/19/2023		3,482	3,238,125
Banijay Entertainment S.A.S. (France), Term Loan B (f)	–	03/04/2025	EUR	882	980,899
Callaway Golf Co., Term Loan (1 mo. USD LIBOR + 4.50%)	6.15%	01/02/2026		614	613,436
Crown Finance US, Inc.
Term Loan (1 mo. USD LIBOR + 2.25%)	3.85%	02/28/2025		485	450,618
Term Loan (1 mo. USD LIBOR + 2.50%)	4.10%	09/30/2026		1,565	1,459,601
Term Loan (f)	–	02/05/2027		11,909	11,164,943
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.42%	11/08/2023		982	902,752
Dorna Sports S.L. (Spain)
Term Loan B-2 (f)	–	05/03/2024	EUR	263	289,682
Term Loan B-2 (6 mo. USD LIBOR + 3.00%)	4.92%	05/03/2024		1,323	1,306,366
Fugue Finance B.V., First Lien Term Loan (f)	–	09/01/2024	EUR	1,598	1,725,256
Invictus Media S.L.U. (Spain)
Term Loan A-1 (3 mo. EURIBOR + 4.00%)	4.00%	06/26/2024	EUR	2,920	3,196,699
Term Loan A-2 (3 mo. EURIBOR + 4.00%)	4.00%	06/26/2024	EUR	712	779,684
Term Loan B-1 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	2,273	2,488,467
Term Loan B-2 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	1,367	1,496,389
Markermeer Finance B.V., Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	01/29/2027	EUR	3,921	4,316,647
USF S&H TopCo, LLC
Delayed Draw Term Loan
(Acquired 12/02/2019; Cost $3,318,406)(e)(g)	1.53%	11/26/2024		3,334	3,284,247
Revolver Loan
(Acquired 12/02/2019; Cost $1,095,561)(e)(g)	3.49%	11/26/2024		1,111	1,094,749
Term Loan A (3 mo. USD LIBOR + 5.50%)
(Acquired 12/02/2019; Cost $19,553,638) (g)	7.15%	11/26/2024		19,839	19,541,271
Vue International Bidco PLC (United Kingdom)
Delayed Draw Term Loan (e)	0.00%	07/03/2026	EUR	401	437,268
Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	07/03/2026	EUR	2,228	2,431,821
					71,089,614
Lodging & Casinos–3.49%
Aimbridge Acquisition Co., Inc., Term Loan (3 mo. USD LIBOR + 3.75%)(g)	5.36%	02/02/2026		1,360	1,332,965
AMCP Clean Acquisition Co. LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	06/16/2025		159	156,016
Term Loan (3 mo. USD LIBOR + 4.25%)	6.19%	06/16/2025		655	644,800
B&B Hotels S.A.S. (France)
Second Lien Term Loan B (3 mo. EURIBOR + 8.50%)	8.50%	07/12/2027	EUR	1,511	1,686,333
Term Loan B-3-A (1 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	4,742	5,200,026
Caesars Entertainment Operating Co. LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	3.60%	10/07/2024		136	135,510
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	12/23/2024		9,825	9,605,787
CityCenter Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.85%	04/18/2024		1,542	1,528,630

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Lodging & Casinos–(continued)
Station Casinos LLC, Term Loan B-1 (f)	–	02/08/2027		$564	$549,802
Tackle Group S.a.r.l. (Luxembourg)
Incremental Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	08/14/2024	EUR	3,767	4,152,882
Revolver Loan (e)(g)	0.00%	05/08/2023	EUR	741	809,554
Twin River Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.35%	05/10/2026		1,321	1,304,901
					27,107,206
Nonferrous Metals & Minerals–1.14%
American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	03/21/2025		1,114	1,102,556
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	5.87%	06/01/2025		3,206	2,425,475
Form Technologies LLC
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.19%	01/28/2022		3,020	2,830,738
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.44%	01/30/2023		547	524,486
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	5.63%	05/01/2025		807	661,154
US Salt LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(g)	6.35%	01/16/2026		1,350	1,348,710
					8,893,119
Oil & Gas–7.99%
BCP Raptor LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	06/24/2024		1,277	1,115,941
Blackstone CQP Holdco, Term Loan (3 mo. USD LIBOR + 3.50%)	5.41%	09/30/2024		8,053	7,911,290
Brazos Delaware II LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.64%	05/21/2025		1,945	1,626,392
California Resources Corp.
Term Loan (1 mo. USD LIBOR + 10.38%)	11.99%	12/31/2021		2,360	1,221,370
Term Loan (1 mo. USD LIBOR + 4.75%)	6.36%	12/31/2022		2,802	2,402,481
Centurion Pipeline Co. LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	09/29/2025		667	667,583
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.14%	03/06/2023		3,221	2,834,811
Encino Acquisition Partners Holdings LLC, Second Lien Term Loan (1 mo. USD LIBOR +
6.75%)	8.35%	10/29/2025		1,978	1,157,374
Fieldwood Energy LLC
First Lien Term Loan (3 mo. USD LIBOR + 5.25%)	7.03%	04/11/2022		4,543	3,581,500
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.03%	04/11/2023		4,939	2,592,984
Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	6.28%	12/23/2024		1,343	1,087,764
Gulf Finance LLC, Term Loan B (1 mo. USD LIBOR + 5.25%)	7.20%	08/25/2023		1,030	783,437
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.71%	07/02/2023		1,504	1,120,096
Lucid Energy Group II Borrower LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	02/17/2025		1,134	1,047,024
McDermott Technology (Americas), Inc.
DIP LOC (e)	0.00%	10/23/2020		4,083	4,011,794
DIP Term Loan (f)	–	10/21/2020		10,327	6,363,175
Term Loan (3 mo. USD LIBOR + 10.00%)(j)	11.90%	10/21/2021		3,254	3,552,598
Term Loan (3 mo. USD LIBOR + 5.00%)(j)	6.94%	05/09/2025		5,625	3,320,583
Moda Ingleside Energy Center LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.85%	09/29/2025		186	185,871
Navitas Midstream Midland Basin LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	12/13/2024		2,385	2,177,968
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 7.50%)
(Acquired 06/19/2019-06/28/2019; Cost $2,109,827) (g)	9.44%	07/31/2022		2,236	2,135,027
Paragon Offshore Finance Co. (Cayman Islands), Term Loan
(Acquired 07/11/2014; Cost $9,294)(g)(i)(j)	0.00%	07/18/2021		9	0
Petroleum GEO-Services ASA, Term Loan (1 mo. USD LIBOR + 7.00%)	8.67%	03/19/2023		4,889	4,748,087
Prairie ECI Acquiror L.P., Term Loan (3 mo. USD LIBOR + 4.75%)	6.69%	03/11/2026		2,052	1,993,102
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	7.94%	02/21/2021		11,936	3,807,450
Southcross Energy Partners L.P.
Revolver Loan (e)	0.00%	01/31/2025		78	78,225
Term Loan (1 mo. USD LIBOR + 9.00%)(g)	10.61%	01/31/2025		91	93,484
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.14%	03/30/2023		524	475,268
					62,092,679
Publishing–1.71%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.60%	04/11/2025		893	894,577
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.85%	06/07/2023		5,554	5,154,452
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.10%	08/21/2026		5,450	5,399,302

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Publishing–(continued)
ProQuest LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.10%	10/23/2026		$1,861	$1,857,586
					13,305,917
Radio & Television–0.53%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.88%	08/24/2026		192	176,623
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	4.16%	01/02/2026		2,575	2,565,848
Mission Broadcasting, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.91%	01/17/2024		154	152,963
Nexstar Broadcasting, Inc.
Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.85%	01/17/2024		685	682,958
Term Loan B-4 (f)	–	09/18/2026		34	33,722
Sinclair Television Group, Inc., Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	4.16%	09/30/2026		550	541,781
					4,153,895
Retailers (except Food & Drug)–3.09%
Action Holding B.V. (Netherlands)
Term Loan B (f)	–	03/08/2025	EUR	2,000	2,159,150
Term Loan B (1 mo. EURIBOR + 3.50%)	3.50%	11/27/2026	EUR	3,127	3,416,599
Bass Pro Group LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.60%	09/25/2024		4,029	3,868,160
Claire's Stores, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	8.42%	12/18/2026		325	313,552
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.03%	01/26/2023		5,841	4,687,131
PetSmart, Inc., First Lien Term Loan (f)	–	03/11/2022		7,236	7,166,766
Watson BidCo B.V. (Netherlands), Term Loan B (6 mo. EURIBOR + 3.50%)	3.50%	05/20/2024	EUR	3,670	2,384,005
					23,995,363
Surface Transport–2.94%
Commercial Barge Line Co.
DIP Term Loan (f)	–	02/03/2027		802	778,291
First Lien Term Loan (3 mo. USD LIBOR + 8.75%)	10.53%	11/12/2020		8,107	2,827,101
Kenan Advantage Group, Inc. (The)
Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	07/31/2022		64	63,957
Term Loan (1 mo. USD LIBOR + 3.00%)	4.60%	07/31/2022		2,814	2,797,177
Odyssey Logistics & Technology Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.60%	10/12/2024		18	17,423
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.85%	06/26/2021		1,892	1,783,003
XPO Logistics, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.19%	02/24/2025		1,651	1,642,870
Zeus Bidco Ltd. (United Kingdom), Term Loan B (3 mo. GBP LIBOR + 7.25%)
(Acquired 03/24/2017; Cost $12,771,715)(g)	8.04%	03/29/2024	GBP	10,325	12,907,556
					22,817,378
Telecommunications–6.88%
CenturyLink, Inc., Term Loan B (f)	–	03/15/2027		1,227	1,193,441
Colorado Buyer, Inc.
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.66%	05/01/2024		7,296	6,329,546
Term Loan (1 mo. USD LIBOR + 3.00%)	4.66%	05/01/2024		32	27,508
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.61%	10/04/2023		5,289	5,018,199
Frontier Communications Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.36%	06/15/2024		417	420,061
GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.10%	02/02/2022		1,151	1,148,509
Inmarsat Finance PLC (United Kingdom), Term Loan B (1 mo. USD LIBOR + 4.50%)	6.11%	12/11/2026		2,148	2,128,677
Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B-5 (2 mo. USD LIBOR + 6.63%)	6.63%	01/02/2024		2,706	2,731,290
Iridium Satellite LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.35%	11/04/2026		1,532	1,533,594
MLN US HoldCo LLC
First Lien Term Loan B (1 mo. USD LIBOR + 4.50%)	6.16%	11/30/2025		3,726	3,528,370
Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	10.41%	11/30/2026		1,959	1,538,573
Sprint Communications, Inc.
Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.63%	02/02/2024		3,578	3,555,429
Term Loan (1 mo. USD LIBOR + 2.50%)	4.13%	02/02/2024		3,420	3,394,595
Syniverse Holdings, Inc., Term Loan C (1 mo. USD LIBOR + 5.00%)	6.87%	03/09/2023		2,394	2,204,847
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	4.36%	12/07/2026		11,049	10,910,644
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.94%	05/02/2023		1,801	1,711,716
Windstream Services LLC, DIP Term Loan (1 mo. USD LIBOR + 2.50%)	4.11%	02/26/2021		2,351	2,358,112

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity		Amount
	Rate	Date		(000)(a)	Value
Telecommunications–(continued)
Zayo Group LLC
Term Loan (f)(g)	–	02/19/2027	EUR	2,539	$2,799,217
Term Loan (f)	–	02/20/2027		$1,385	999,549
					53,531,877
Utilities–4.30%
AI Alpine AT BidCo GmbH, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.62%	10/31/2025		144	140,920
AI Convoy, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.34%	02/01/2027		151	0
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.10%	05/27/2022		740	736,760
Calpine Construction Finance Co. L.P., Term Loan (1 mo. USD LIBOR + 2.00%)	3.60%	01/15/2025		121	119,741
Calpine Corp.
Term Loan (3 mo. USD LIBOR + 2.25%)	4.20%	01/15/2024		2,507	2,472,246
Term Loan (2 mo. USD LIBOR + 2.25%)	4.20%	04/05/2026		4,935	4,867,456
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	10/02/2025		4,037	3,993,660
Granite Acquisition, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.44%	12/19/2021		482	479,073
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.35%	11/09/2026		6,252	6,177,312
Heritage Power LLC, Term Loan (3 mo. USD LIBOR + 6.00%)	7.77%	07/30/2026		3,289	3,148,923
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.10%	08/28/2025		129	129,264
Lightstone Holdco LLC
Term Loan B (1 mo. USD LIBOR + 3.75%)	5.35%	01/30/2024		4,614	4,124,064
Term Loan C (1 mo. USD LIBOR + 3.75%)	5.35%	01/30/2024		260	232,604
Nautilus Power LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.85%	05/16/2024		2,775	2,771,408
Pacific Gas and Electric Co.
Delayed Draw Term Loan (1 mo. USD LIBOR + 2.25%)(g)	3.93%	12/31/2020		622	623,619
DIP Term Loan (1 mo. USD LIBOR + 2.25%)(g)	3.93%	12/31/2020		1,866	1,870,857
PowerTeam Services LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.19%	03/06/2025		443	427,167
Revere Power LLC
Term Loan B (3 mo. USD LIBOR + 4.25%)	6.19%	03/29/2026		775	724,443
Term Loan C (3 mo. USD LIBOR + 4.25%)	6.19%	03/29/2026		81	75,452
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.11%	12/02/2021		333	317,531
					33,432,500
Total Variable Rate Senior Loan Interests (Cost $986,945,337)					935,756,101
U.S. Dollar Denominated Bonds & Notes–9.79%
Aerospace & Defense–1.16%
TransDigm, Inc.(k)	6.25%	03/15/2026		8,533	9,050,322
Air Transport–0.26%
Mesa Airlines, Inc., Class B(g)	5.75%	07/15/2025		2,075	2,064,995
Automotive–0.24%
Allison Transmission, Inc.(k)	5.88%	06/01/2029		929	1,008,961
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc. (Canada)(k)	6.25%	05/15/2026		867	892,207
					1,901,168
Building & Development–0.21%
American Builders & Contractors Supply Co., Inc.(k)	4.00%	01/15/2028		1,326	1,296,961
Beacon Roofing Supply, Inc.(k)	4.50%	11/15/2026		335	332,353
					1,629,314
Business Equipment & Services–0.09%
Dun & Bradstreet Corp. (The)(k)	6.88%	08/15/2026		405	433,198
Prime Security Services Borrower LLC/Prime Finance, Inc.(k)	5.75%	04/15/2026		243	253,176
					686,374
Cable & Satellite Television–1.84%
Altice Financing S.A. (Luxembourg)(k)	7.50%	05/15/2026		3,064	3,230,682
Altice France S.A. (France)(k)	5.50%	01/15/2028		211	211,654
CSC Holdings LLC(k)	5.75%	01/15/2030		342	362,092
CSC Holdings LLC(k)	5.50%	05/15/2026		7,531	7,814,749

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value
Cable & Satellite Television–(continued)
CSC Holdings LLC(k)	6.50%	02/01/2029	$324	$357,413
Virgin Media Secured Finance PLC (United Kingdom)(k)	5.50%	08/15/2026	2,252	2,322,690
				14,299,280
Containers & Glass Products–0.70%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(k)	4.13%	08/15/2026	2,078	2,074,106
Berry Global, Inc.(k)	4.88%	07/15/2026	1,560	1,589,755
Reynolds Group Issuer, Inc./LLC (3 mo. USD LIBOR + 3.50%)(k)(l)	5.33%	07/15/2021	1,310	1,308,690
Trivium Packaging Finance B.V. (Netherlands)(k)	5.50%	08/15/2026	451	468,195
				5,440,746
Drugs–0.03%
Catalent Pharma Solutions, Inc.(k)	5.00%	07/15/2027	197	205,491
Electronics & Electrical–2.43%
CommScope, Inc.(k)	8.25%	03/01/2027	873	882,254
CommScope, Inc.(k)	6.00%	03/01/2026	3,966	4,078,254
Dell International LLC/EMC Corp.(k)	4.90%	10/01/2026	5,132	5,760,724
Dell International LLC/EMC Corp.(k)	5.30%	10/01/2029	6,414	7,394,831
Riverbed Technology, Inc.(k)	8.88%	03/01/2023	1,146	782,145
				18,898,208
Food Service–0.20%
eG Global Finance PLC (Netherlands)(k)	6.75%	02/07/2025	1,592	1,559,499
Industrial Equipment–0.79%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy)(k)	7.38%	08/15/2026	5,735	6,122,112
Lodging & Casinos–0.30%
ESH Hospitality, Inc.(k)	5.25%	05/01/2025	834	840,601
ESH Hospitality, Inc.(k)	4.63%	10/01/2027	1,546	1,510,210
				2,350,811
Nonferrous Metals & Minerals–0.56%
TiZir Ltd. (United Kingdom)(k)	9.50%	07/19/2022	4,109	4,326,746
Oil & Gas–0.01%
Pacific Drilling S.A. (Luxembourg)(k)	8.38%	10/01/2023	79	61,423
Radio & Television–0.57%
iHeartCommunications, Inc.	6.38%	05/01/2026	1,123	1,209,088
iHeartCommunications, Inc.	8.38%	05/01/2027	2,015	2,192,210
Nexstar Broadcasting, Inc.(k)	5.63%	07/15/2027	974	1,009,941
				4,411,239
Telecommunications–0.35%
CenturyLink, Inc.(k)	4.00%	02/15/2027	1,964	1,978,533
Goodman Networks, Inc.	8.00%	05/11/2022	1,607	787,510
Windstream Services, LLC/Windstream Finance Corp.(j)(k)	9.00%	06/30/2025	14	1,260
				2,767,303
Utilities–0.05%
Calpine Corp.(k)	5.25%	06/01/2026	374	371,645
Total U.S. Dollar Denominated Bonds & Notes (Cost $76,948,931)				76,146,676
Common Stocks & Other Equity Interests–9.79%(m)			Shares

Aerospace & Defense–0.35%
IAP Worldwide Services, Inc.(g)(n)			221	2,690,975
Automotive–0.05%
ThermaSys Corp.(n)			980,474	269,631

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Automotive–(continued)
Transtar Holding Co., Class A(n)	2,348,384	$92,761
		362,392
Building & Development–0.04%
Five Point Holdings LLC, Class A(n)	37,531	281,107
Lake at Las Vegas Joint Venture LLC, Class A(g)(n)	2,338	0
Lake at Las Vegas Joint Venture LLC, Class B(g)(n)	28	0
		281,107
Business Equipment & Services–0.04%
Checkout Holding Corp.(n)	8,573	34,292
Crossmark Holdings, Inc., Wts., expiring 07/26/2024(n)	5,101	289,076
Crossmark Holdings, Inc., Wts., expiring 07/26/2024(g)(n)	610	343
		323,711
Conglomerates–0.02%
Euramax International, Inc.(g)(n)	1,870	158,933
Drugs–0.01%
Envigo RMS Holding Corp.(g)(n)	12,126	69,361
Financial Intermediaries–0.03%
RJO Holdings Corp.(g)(n)	2,144	156,516
RJO Holdings Corp., Class A(g)(n)	1,142	83,387
RJO Holdings Corp., Class B(g)(n)	3,334	33
		239,936
Health Care–0.00%
New Millennium HoldCo, Inc.(n)	148,019	20,723
Lodging & Casinos–0.62%
Caesars Entertainment Corp.(n)	33,147	421,298
Twin River Worldwide Holdings, Inc.	167,447	4,353,622
		4,774,920
Oil & Gas–0.70%
AF Global, Inc.(n)	409	21,473
Fieldwood Energy LLC(n)	36,438	666,141
Fieldwood Energy LLC(n)	9,210	168,373
HGIM Corp.(n)	3,536	40,664
HGIM Corp., Wts. expiring 07/02/2043(n)	15,803	181,734
NexTier Oilfield Solutions, Inc.(n)	46,442	216,420
Pacific Drilling S.A.(n)	11,290	17,612
Paragon Offshore Finance Co., Class A (Cayman Islands) (j)(n)	2,560	762
Paragon Offshore Finance Co., Class B (Cayman Islands)(j)(n)	1,280	22,827
Samson Investment Co., Class A(n)	163,748	2,988,401
Southcross Energy Partners L.P.	45,571	6,836
Transocean Ltd.(n)	232,965	780,433
Tribune Resources, Inc.(n)	376,237	329,207
Tribune Resources, Inc., Wts., expiring 04/03/2023(n)	97,410	2,922
		5,443,805
Publishing–2.01%
Affiliated Media, Inc., Class B(g)(n)	87,369	2,830,749
Clear Channel Worldwide Holdings, Inc.(n)	466,987	966,663
Merrill Communications LLC, Class A(n)	602,134	11,741,613
Tribune Publishing Co.	6,064	69,554
		15,608,579
Radio & Television–0.36%
iHeartCommunications, Inc., Class A(n)	26,606	402,017
iHeartCommunications, Inc., Class B(n)	42	735

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Dynamic Credit Opportunities Fund

				Shares	Value
Radio & Television–(continued)
iHeartCommunications, Inc., Wts., expiring 05/01/2039(n)				305,345	$2,414,153
					2,816,905
Retailers (except Food & Drug)–0.41%
Claire's Stores, Inc.(n)				734,420	231,000
Fullbeauty Brands Holdings Corp.(n)				2,065	5,163
Payless, Inc.(g)(n)				79,627	39,814
Payless, Inc., Class A(n)				79,080	279,943
Toys 'R' Us-Delaware, Inc.(n)				14	392
Toys 'R' Us-Delaware, Inc.(n)				14	48,121
Vivarte S.A.S.(g)(n)				1,181,133	2,593,324
					3,197,757
Surface Transport–4.45%
Nobina Europe AB(k)(o)				4,969,706	34,624,799
Telecommunications–0.00%
Goodman Networks, Inc.(g)(n)				101,108	0
Utilities–0.70%
Bicent Power LLC, Series A, Wts. expiring 08/21/2022(g)(n)				2,024	0
Bicent Power LLC, Series B, Wts. expiring 08/21/2022(g)(n)				3,283	0
Vistra Energy Corp.				253,146	4,867,997
Vistra Operations Co. LLC(n)				608,256	136,858
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(n)				412,446	468,745
					5,473,600
Total Common Stocks & Other Equity Interests (Cost $79,485,464)					76,087,503
				Principal
	Interest	Maturity		Amount
Non-U.S. Dollar Denominated Bonds & Notes–8.44%(p)	Rate	Date		(000)(a)

Automotive–1.07%
Tenneco, Inc. (3 mo. EURIBOR + 4.88%)(k)(l)	4.88%	04/15/2024	EUR	7,703	8,336,927
Building & Development–0.72%
Haya Finance 2017 S.A. (Spain)(k)	5.25%	11/15/2022	EUR	1,336	1,371,381
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)(l)	5.13%	11/15/2022	EUR	4,086	4,190,478
					5,561,859
Cable & Satellite Television–0.80%
Altice Financing S.A. (Luxembourg)(k)	2.25%	01/15/2025	EUR	669	701,892
Altice Financing S.A. (Luxembourg)(k)	3.00%	01/15/2028	EUR	5,194	5,405,398
Virgin Media Finance PLC (United Kingdom)	5.13%	02/15/2022	GBP	100	128,017
					6,235,307
Financial Intermediaries–3.58%
AnaCap Financial Europe S.A. SICAV-RAIF (United Kingdom) (3 mo. EURIBOR + 5.00%)(k)(l)	5.00%	08/01/2024	EUR	4,277	4,016,850
Garfunkelux Holdco 3 S.A. (Luxembourg)	8.50%	11/01/2022	GBP	2,000	2,543,657
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(k)(l)	4.50%	09/01/2023	EUR	6,999	7,431,099
Newday Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(k)(l)	7.26%	02/01/2023	GBP	836	1,069,198
Newday Bondco PLC (United Kingdom)(k)	7.38%	02/01/2024	GBP	9,994	12,782,387
					27,843,191
Health Care–0.82%
IDH Finance PLC (United Kingdom)(k)	6.25%	08/15/2022	GBP	1,521	1,806,326
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(k)(l)	6.76%	08/15/2022	GBP	3,875	4,595,706
					6,402,032
Home Furnishings–0.77%
Shop Direct Funding PLC (United Kingdom)(k)	7.75%	11/15/2022	GBP	5,057	6,002,213

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)(a)	Value
Lodging & Casinos–0.68%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%)(k)(l)	6.10%	07/15/2025 GBP	4,202	$5,252,904
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $69,227,187)				65,634,433

Asset-Backed Securities–4.53%

Structured Products–4.53%

Adagio V CLO DAC, Series V-X, Class E (Ireland) (3 mo. EURIBOR + 5.15%)(k)(l)	5.15%	10/15/2031	EUR	263	281,120
Avoca CLO XVII DAC, Series 17A, Class ER (United Kingdom) (3 mo. EURIBOR + 6.38%)(k)(l)	6.38%	10/15/2032	EUR	1,903	2,093,886
Avoca CLO XX DAC, Class E (Ireland) (3 mo. EURIBOR + 5.75%)(k)(l)	5.75%	07/15/2032	EUR	606	672,922
Avoca CLO XXII DAC, Series 21A, Class E (Ireland) (3 mo. EURIBOR + 5.10%)(k)(l)	5.10%	04/15/2033	EUR	2,000	2,141,663
Blackrock European CLO IX DAC, Class E (United Kingdom) (3 mo. EURIBOR + 6.32%)(k)(l)	6.32%	12/15/2032	EUR	2,000	2,190,400
Cadogan Square CLO XIII DAC, Series 13X, Class D (United Kingdom) (3 mo. EURIBOR +
3.75%)(k)(l)	3.75%	01/15/2032	EUR	173	192,133
Cadogan Square CLO XIII DAC, Series 13X, Class E (United Kingdom) (3 mo. EURIBOR +
5.75%)(k)(l)	5.75%	01/15/2032	EUR	515	568,138
Clontarf Park CLO, Series 2017-1A, Class D (Ireland) (3 mo. EURIBOR + 5.10%)(k)(l)	5.10%	08/05/2030	EUR	4,988	5,438,412
CVC Cordatus Loan Fund XIV DAC CLO, Class D1E (United Kingdom) (3 mo. EURIBOR +
3.87%)(k)(l)	3.87%	05/22/2032	EUR	890	989,053
CVC Cordatus Loan Fund XIV DAC CLO, Class E (United Kingdom) (3 mo. EURIBOR +
5.90%)(k)(l)	5.90%	05/22/2032	EUR	2,225	2,443,094
Diamond CLO Ltd., Series 2019-1A, Class C (Cayman Islands) (3 mo. USD LIBOR +
3.60%)(k)(l)	5.39%	04/25/2029		$1,921	1,921,216
Elm Park CLO DAC, Series 1X, Class D (3 mo. EURIBOR + 5.25%)(k)(l)	5.25%	04/16/2029	EUR	3,000	3,309,113
FS KKR Capital Corp., Series 2019-1A, Class A2 (3 mo. USD LIBOR + 3.00%)(k)(l)	4.50%	07/15/2030		2,044	2,025,175
Holland Park CLO DAC, Class D (Ireland) (3 mo. EURIBOR + 7.03%)(k)(l)	7.03%	11/14/2032	EUR	1,500	1,695,482
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class DR (Cayman Islands) (3 mo. USD
LIBOR + 4.75%)(k)(l)	6.54%	10/25/2028		1,694	1,694,009
OCP Euro CLO, Series 2017-2, Class E (Ireland) (3 mo. EURIBOR + 5.00%)(k)(l)	5.00%	01/15/2032	EUR	1,405	1,551,860
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (Cayman Islands) (3 mo.
USD LIBOR + 4.85%)(k)(l)	6.68%	04/15/2026		1,639	1,609,052
Palmerston Park CLO DAC, Series 2017, Class D (Ireland) (3 mo. EURIBOR + 5.37%)(k)(l)	5.37%	04/18/2030	EUR	4,000	4,393,905
Total Asset-Backed Securities (Cost $36,007,598)					35,210,633
Preferred Stocks–0.10%(m)				Shares

Automotive–0.02%
ThermaSys Corp., Series A(g)				208,860	159,778
Financial Intermediaries–0.04%
RJO Holdings Corp., Series A-2(g)				649	259,560
Oil & Gas–0.04%
Southcross Energy Partners L.P., Series A				285,537	225,574
Southcross Energy Partners L.P., Series B				83,098	101,796
					327,370
Telecommunications–0.00%
Goodman Networks, Inc., Series A-1(g)				120,295	0
Total Preferred Stocks (Cost $505,152)					746,708
Money Market Funds–8.05%
Invesco Government & Agency Portfolio,Institutional Class, 1.50%(q)				37,579,511	37,579,511
Invesco Treasury Portfolio,Institutional Class, 1.48%(q)				25,053,007	25,053,007
Total Money Market Funds (Cost $62,632,518)					62,632,518
TOTAL INVESTMENTS IN SECURITIES–161.03% (Cost $1,311,752,187)					1,252,214,572
BORROWINGS–(38.58)%					(300,000,000)

VARIABLE RATE TERM PREFERRED SHARES–(16.12)%					(125,380,299)

OTHER ASSETS LESS LIABILITIES–(6.33)%					(49,189,792)
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%					$777,644,481

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Dynamic Credit Opportunities Fund

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
DAC	– Designated Activity Co.
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR – Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
PIK	– Pay-in-Kind
Rts.	– Rights
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Consolidated Schedule of Investments:

(a)Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act") and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund's use of leverage.

(e)All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 7.

(f)This variable rate interest will settle after February 29, 2020, at which time the interest rate will be determined.

(g)Security valued using significant unobservable inputs (Level 3). See Note 3.

(h)All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(i)Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2020 was $69,227, which represented less than 1% of the Fund's Net Assets.

(j)The borrower has filed for protection in federal bankruptcy court.

(k)Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2020 was $203,750,856, which represented 26.20% of the Fund's Net Assets.

(l)Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2020.

(m)Securities acquired through the restructuring of senior loans.

(n)Non-income producing security.

(o)The Investment Company Act of 1940 as amended (the "1940 Act"), defines "affiliated person" to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough to the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund's transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended February 29, 2020.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	February 28, 2019	at Cost	from Sales	Appreciation	Gain	February 29, 2020	Income
Nobina Europe AB	$34,517,826	$-	$-	$106,973	$-	$34,624,799	$-

(p)Foreign denominated security. Principal amount is denominated in the currency indicated.

(q)The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of February 29, 2020.

Open Forward Foreign Currency Contracts

			Contract to			Unrealized
Settlement						Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)
Currency Risk
03/16/2020	Bank of America, N.A.	SEK 346,122,629		USD	36,673,586	$ 630,925

03/16/2020	Bank of America, N.A.	USD	88,287,548	EUR	81,581,545	1,848,410
03/16/2020	Bank of America, N.A.	USD	38,098,772	SEK 373,876,399		833,962
04/15/2020	Bank of America, N.A.	GBP	17,777,702	USD	23,024,062	204,103

03/16/2020	Barclays Bank PLC	CHF	323,156	USD	336,198	937

03/16/2020	Barclays Bank PLC	GBP	20,085,150	USD	26,191,630	429,867
03/16/2020	Canadian Imperial Bank of Commerce	EUR	54,480,552	USD	61,009,502	816,271
03/16/2020	Citibank N.A.	EUR	54,480,571	USD	61,025,648	832,397

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts—(continued)

			Contract to			Unrealized
Settlement						Appreciation

Date	Counterparty		Deliver		Receive	(Depreciation)
03/16/2020	Citibank N.A.	GBP	16,758,188	USD	21,864,356	$369,847
03/16/2020	Citibank N.A.	SEK	22,341,761	USD	2,347,411	20,905
03/16/2020	Citibank N.A.	USD	88,313,077	EUR	81,612,676	1,857,276

04/15/2020	Citibank N.A.	GBP	17,777,702	USD	23,014,204	194,245

04/15/2020	Citibank N.A.	USD	430,663	SEK	4,182,007	5,405
03/16/2020	Goldman Sachs International	GBP	16,785,345	USD	21,898,581	369,239
03/16/2020	Goldman Sachs International	SEK	5,412,009	USD	564,954	1,387

04/15/2020	Goldman Sachs International	USD	382,757	SEK	3,690,006	2,008
03/16/2020	JP Morgan Chase Bank, N.A.	USD	2,070,850	EUR	1,888,325	15,479
03/16/2020	Royal Bank of Canada	EUR	55,457,263	USD	61,949,704	677,347

03/16/2020	Royal Bank of Canada	USD	329,037	CHF	323,156	6,224

04/15/2020	Royal Bank of Canada	GBP	18,088,087	USD	23,421,539	203,162
04/15/2020	Royal Bank of Canada	USD	1,980,287	SEK	19,188,036	20,494
03/16/2020	Toronto Dominion Bank	EUR	54,480,570	USD	60,862,261	669,010

03/16/2020	Toronto Dominion Bank	USD	88,215,756	EUR	81,581,545	1,920,201
Subtotal—Appreciation						11,929,101

Currency Risk
03/16/2020	Bank of America, N.A.	USD	23,132,896	GBP	17,876,229	(204,356)

04/15/2020	Bank of America, N.A.	EUR	81,558,821	USD	88,424,850	(1,846,295)

04/15/2020	Bank of America, N.A.	SEK 383,470,416		USD	39,132,222	(853,121)

03/16/2020	Citibank N.A.	EUR	2,448,980	USD	2,666,979	(38,794)

03/16/2020	Citibank N.A.	USD	23,122,853	GBP	17,876,229	(194,313)

04/15/2020	Citibank N.A.	EUR	81,640,284	USD	88,505,469	(1,855,841)

03/16/2020	Royal Bank of Canada	EUR	12,096,555	USD	13,228,074	(136,892)

03/16/2020	Royal Bank of Canada	USD	23,129,815	GBP	17,876,225	(201,281)

04/15/2020	Royal Bank of Canada	CHF	321,894	USD	328,445	(6,199)

03/16/2020	State Street Bank & Trust Co.	EUR	13,219,600	USD	14,415,879	(189,892)

04/15/2020	Toronto Dominion Bank	EUR	81,558,821	USD	88,353,894	(1,917,252)

04/15/2020	UBS AG	SEK	4,674,009	USD	481,199	(6,171)

04/15/2020	UBS AG	USD	1,641,692	SEK	15,744,030	(26)

Subtotal—Depreciation						(7,450,433)

Total Forward Foreign Currency Contracts						$4,478,668

Abbreviations:

CHF – Swiss Franc

EUR – Euro

GBP – British Pound Sterling

SEK – Swedish Krona

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

February 29, 2020

Assets:
Investments in securities, at value
(Cost $1,249,119,669)	$1,154,957,255
Investments in affiliates, at value
(Cost $62,632,518)	97,257,317
Other investments:
Unrealized appreciation on forward foreign currency
contracts outstanding	11,929,101
Cash	15,222,259
Foreign currencies, at value (Cost $6,266,587)	6,401,967
Receivable for:
Investments sold	66,886,686
Dividends	70,311
Interest and fees	7,190,990
Investments matured, at value (Cost $9,171,919)	1,474,281
Investment for trustee deferred compensation and
retirement plans	21,732
Other assets	1,356,286
Total assets	1,362,768,185
Liabilities:
Variable rate demand preferred shares, at liquidation
preference ($0.01 par value, 1,250 shares issued
with liquidation preference of $100,000 per share)	125,380,299
Other investments:
Unrealized depreciation on forward foreign currency
contracts outstanding	7,450,433
Payable for:
Borrowings	300,000,000
Investments purchased	128,868,470
Dividends	252,120
Accrued fees to affiliates	7,586
Accrued interest expense	896,377
Accrued trustees' and officers' fees and benefits	4,365
Accrued other operating expenses	352,462
Trustee deferred compensation and retirement plans	21,732
Unfunded loan commitments	21,889,860
Total liabilities	585,123,704
Net assets applicable to common shares	$777,644,481

Net assets applicable to common shares

consist of:
Shares of beneficial interest — common shares	$901,724,008
Distributable earnings (loss)	(124,079,527)
$777,644,481
Common shares outstanding, no par value,
with an unlimited number of common
shares authorized:
Common shares outstanding	62,980,141
Net asset value per common share	$12.35
Market value per common share	$10.83

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Operations

For the year ended February 29, 2020

Investment income:
Interest	$ 77,094,505
Dividends	4,740,236
Dividends from affiliates (net of foreign withholding taxes of $298,208)	2,060,618
Other income	195,914
Total investment income	84,091,273
Expenses:
Advisory fees	16,761,666
Administrative services fees	128,092
Custodian fees	224,771
Interest, facilities and maintenance fees	14,421,753
Transfer agent fees	60,370
Trustees' and officers' fees and benefits	29,099
Registration and filing fees	67,403
Reports to shareholders	100,036
Professional services fees	455,451
Other	63,273
Total expenses	32,311,914
Less: Fees waived	(18,906)
Net expenses	32,293,008
Net investment income	51,798,265
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(31,587,249)
Foreign currencies	325,610
Forward foreign currency contracts	20,950,780
(10,310,859)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(8,419,077)

Foreign currencies	(1,239,901)
Forward foreign currency contracts	1,136,878
(8,522,100)

Net realized and unrealized gain (loss)	(18,832,959)
Net increase in net assets resulting from operations applicable to common shares	$ 32,965,306

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Changes in Net Assets

For the years ended February 29, 2020 and February 28, 2019

	2020	2019
Operations:
Net investment income	$51,798,265	$45,323,883
Net realized gain (loss)	(10,310,859)	15,701,624
Change in net unrealized appreciation (depreciation)	(8,522,100)	(30,220,209)
Net increase in net assets resulting from operations applicable to common shares	32,965,306	30,805,298
Distributions to common shareholders from distributable earnings	(58,256,631)	(67,425,799)
Net increase (decrease) in common shares of beneficial interest	(135,036,837)	—
Net increase (decrease) in net assets applicable to common shares	(160,328,162)	(36,620,501)
Net assets applicable to common shares:
Beginning of year	937,972,643	974,593,144
End of year	$777,644,481	$937,972,643

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Dynamic Credit Opportunities Fund

Consolidated Statement of Cash Flows

For the year ended February 29, 2020

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$32,965,306

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(1,084,597,935)
Proceeds from sales of investments	1,303,339,539
Purchases of short-term investments, net	(31,679,990)

Amortization of premium on investment securities	1,385,853
Accretion of discount on investment securities	(4,333,786)
Decrease in receivables and other assets	676,214

Decrease in accrued expenses and other payables	(539,243)

Net realized loss from investment securities	31,587,249
Net change in unrealized depreciation on investment securities	8,419,077
Net change in unrealized appreciation of forward foreign currency contracts	(1,136,878)

Net cash provided by operating activities	256,085,406

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(58,598,161)
Proceeds from borrowings	68,000,000

Repayment of borrowings	(95,000,000)

Disbursements from shares of beneficial interest reacquired	(135,036,837)

Net cash provided by (used in) financing activities	(220,634,998)

Net increase in cash and cash equivalents	35,450,408

Cash and cash equivalents at beginning of period	48,806,336
Cash and cash equivalents at end of period	$84,256,744

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$14,991,680

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Dynamic Credit Opportunities Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year Ended	Years ended February 28,			Year Ended
	February 29,				February 29,

	2020	2019	2018	2017	2016
Net asset value per common share, beginning of period	$12.66	$13.15	$13.25	$11.51	$13.28

Net investment income(a)	0.72	0.61	0.71	0.89	0.97
Net gains (losses) on securities (both realized and unrealized)	(0.21)	(0.19)	0.02	1.73	(1.84)

Total from investment operations	0.51	0.42	0.73	2.62	(0.87)
Less:
Dividends paid to common shareholders from net investment income	(0.82)	(0.91)	(0.62)	(0.57)	(0.56)
Return of capital	—	—	(0.21)	(0.31)	(0.34)
Total distributions	(0.82)	(0.91)	(0.83)	(0.88)	(0.90)

Net asset value per common share, end of period	$12.35	$12.66	$13.15	$13.25	$11.51

Market value per common share, end of period	$10.83	$11.06	$11.59	$12.40	$9.97

Total return at net asset value(b)	4.99%	4.44%	6.33%	24.21%	(6.03)%

Total return at market value(c)	5.39%	3.52%	0.14%	34.20%	(10.44)%
Net assets applicable to common shares, end of period (000's omitted)	$777,644	$937,973	$974,593	$981,758	$853,086

Portfolio turnover rate(d)	83%	69%	89%	87%	88%
Ratios/supplemental data based on average net assets
applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	3.59%(e)(f)	3.50%(f)	3.07%(f)	2.78%(f)	2.68%(f)

With fee waivers and/or expense reimbursements excluding interest,	1.99%(e)	1.97%	1.96%	1.94%	2.01%
facilities and maintenance fees

Without fee waivers and/or expense reimbursements	3.59%(e)	3.50%	3.07%	2.78%	2.68%

Ratio of net investment income to average net assets	5.76%(e)	4.72%	5.45%	6.98%	7.61%
Senior securities:
Total amount of preferred shares outstanding (000's omitted)	$125,000	$125,000	$75,000	$125,000	$125,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$4,010	$4,249	$3,725	$4,513	$4,691
Total borrowings (000's omitted)	$300,000	$327,000	$385,000	$315,000	$265,000

Asset coverage per preferred share(h)	$722,116	$850,378	$1,398,919	$885,323	$782,469
Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)Calculated using average shares outstanding.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.

(e)Ratios are based on average daily net assets applicable to common shares (000's omitted) of $899,881.

(f)Includes fee waivers which were less than 0.005% per share.

(g)Calculated at the fund level by subtracting the Fund's total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(h)Calculated by subtracting the Fund's total liabilities (not including the preferred shares, at liquidation value) from the Fund's total assets and dividing by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Dynamic Credit Opportunities Fund

Notes to Consolidated Financial Statements

February 29, 2020

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company.

The Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the "LLC"), a Delaware limited liability company. The Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the "Loan Origination Trust"), which in turn owns all beneficial and economic interests in the LLC. The Fund may invest up to 25% of its total net assets in the Loan Origination Trust. The accompanying consolidated financial statements reflect the financial position of the Fund and its Loan Origination Trust and the results of operations on a consolidated basis.

The Fund's investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities' (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

31	Invesco Dynamic Credit Opportunities Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.Distributions – Distributions from net investment income are declared and paid monthly to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Demand Preferred Shares ("VRDP Shares"), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

G.Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.Indemnifications – Under the Fund's organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the LLC's organizational documents, each member of the LLC and certain affiliated persons, is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or LLC. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.Cash and Cash Equivalents – For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two

32	Invesco Dynamic Credit Opportunities Fund

currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties ("Counterparties") to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund's performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund's ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.Foreign Risk – The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

P.Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. The Fund invests in corporate loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants". The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund's investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund's transaction costs.

Q.Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund's leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. ("the Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 1.25% of the Fund's average daily managed assets. Managed assets for this purpose means the Fund's net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund's consolidated financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2020, the Adviser waived advisory fees of $18,906.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company ("SSB") serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund's custodian.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

33	Invesco Dynamic Credit Opportunities Fund

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund's policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended February 29, 2020, there were transfers from Level 3 to Level 2 of $24,047,435, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $15,192,967, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$—	$784,881,295	$150,874,806	$935,756,101
U.S. Dollar Denominated Bonds & Notes	—	74,081,681	2,064,995	76,146,676
Common Stocks & Other Equity Interests	12,383,559	55,080,509	8,623,435	76,087,503
Non-U.S. Dollar Denominated Bonds & Notes	—	65,634,433	—	65,634,433
Asset-Backed Securities	—	35,210,633	—	35,210,633
Preferred Stocks	101,796	385,352	259,560	746,708
Money Market Funds	62,632,518	—	—	62,632,518
Total Investments in Securities	75,117,873	1,015,273,903	161,822,796	1,252,214,572
Other Investments - Assets*
Investments Matured	—	1,148,884	325,397	1,474,281
Forward Foreign Currency Contracts	—	11,929,101	—	11,929,101
	—	13,077,985	325,397	13,403,382
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(7,450,433)	—	(7,450,433)
Total Other Investments	—	5,627,552	325,397	5,952,949
Total Investments	$75,117,873	$1,020,901,455	$162,148,193	$1,258,167,521

*Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2020:

						Change in
				Accrued		Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Realized	Appreciation	into	out of	Value
	02/28/19	at Cost	from Sales	Premiums	Gain (Loss)	(Depreciation)	Level 3	Level 3	02/29/20
Variable Rate
Senior Loan
Interests	$103,236,691	$113,003,835	$(52,297,792)	$758,521	$184,228	$(1,249,857)	$10,257,410	$(23,018,230)	$150,874,806
U.S. Dollar
Denominated
Bonds & Notes	–	–	–	–	–	–	2,064,995	-	2,064,995
Common
Stocks & Other
Equity
Interests	5,346,143	6,953,213	(783,365)	–	–	(4,982,783)	2,870,562	(780,335)	8,623,435
Preferred
Stocks	264,842	–	(8,354)	–	–	162,850	–	(159,778)	259,560
Investments
Matured	420,242	5,780	(45,339)	1,579	40	32,187	–	(89,092)	325,397
Total	$109,267,918	$119,962,828	$(53,134,850)	$760,100	$184,268	$(6,037,603)	$15,192,967	$(24,047,435)	$162,148,193

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

34	Invesco Dynamic Credit Opportunities Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value	Valuation	Unobservable	Range of	Unobservable
	at 02/29/20	Technique	Inputs	Unobservable	Input Used
Variable Rate Senior Loan Interests
Muth Mirror Systems, LLC, Term Loan	$19,730,031	Loan Origination Enterprise Value	Loan Origination Enterprise Value	N/A	$ 98/share	(a)

USF S&H TopCo, LLC, Term Loan A	19,541,271	Original Purchase Price	Original Purchase Price	N/A	98.5/share	(b)

Zeus Bidco Ltd., Term Loan B	12,907,556	Pricing Service	N/A	N/A	N/A	(c)

(a)The Fund values certain investments in direct loan financings using an Enterprise Value approach that equates to a multiple of the last twelve months ("LTM") EBITDA. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security's fair valuation.

(b)The Fund values certain bank loans at the original purchase price when they are new issues and not initially covered by a pricing vendor. The Adviser monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security's fair valuation.

(c)Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities' fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement ("ISDA Master Agreement") under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund's derivative investments, detailed by primary risk exposure, held as of February 29, 2020:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$11,929,101
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$11,929,101

Value
Currency
Derivative Liabilities	Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$ (7,450,433)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$ (7,450,433)

Offsetting Assets and Liabilities

The table below reflects the Fund's exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount
Bank of America, N.A.	$3,517,400	$(2,903,772)	$613,628	$–	$–	$613,628

Barclays Bank PLC	430,804	–	430,804	–	–	430,804
Canadian Imperial Bank of Commerce	816,271	–	816,271	–	–	816,271
Citibank, N.A.	3,280,075	(2,088,948)	1,191,127	–	–	1,191,127

Goldman Sachs International	372,634	–	372,634	–	–	372,634
JP Morgan Chase Bank, N.A.	15,479	–	15,479	–	–	15,479
Royal Bank of Canada	907,227	(344,372)	562,855	–	–	562,855

State Street Bank & Trust Co.	–	(189,892)	(189,892)	–	–	(189,892)

Toronto Dominion Bank	2,589,211	(1,917,252)	671,959	–	–	671,959
UBS AG	–	(6,197)	(6,197)	–	–	(6,197)

Total	$11,929,101	$(7,450,433)	$4,478,668	$–	$–	$4,478,668
35	Invesco Dynamic Credit Opportunities Fund

Effect of Derivative Investments for the year ended February 29, 2020

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Consolidated Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$20,950,780

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,136,878

Total	$22,087,658
The table below summarizes the average notional value of derivatives held during the period.
Forward
Foreign Currency
Contracts
Average notional value	$1,207,542,146

NOTE 5—Trustees' and Officers' Fees and Benefits

Trustees' and Officers' Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6—Cash Balances and Borrowings

Effective December 5, 2019, the Fund entered into a $325 million revolving credit and security agreement, which will expire on December 3, 2020. Prior to December 5, 2019, the revolving credit and security agreement was for $400 million. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 29, 2020, the average daily balance of borrowing under the revolving credit and security agreement was $314,049,180 with a weighted interest rate of 3.25%. The carrying amount of the Fund's payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Consolidated Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

NOTE 7—Unfunded Loan Commitments

As of February 29, 2020, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Principal
Borrower	Type	Amount(a)		Value
Aernnova Aerospace S.A.U	Delayed Draw Term Loan	EUR	183,299	$204,123
EyeCare Partners, LLC	Delayed Draw Term Loan		$23,583	23,308
IAP Worldwide Services, Inc.	Revolver Loan		1,299,963	1,299,963

Manna Pro Products, LLC	Delayed Draw Term Loan		386,233	382,371

McDermott Technology Americas, Inc.	DIP LOC		4,083,292	4,011,794
Muth Mirror Systems, LLC	Revolver Loan		1,677,200	1,643,656
PrimeFlight Aviation Services, Inc	Incremental Delayed Draw Term Loan		2,466,409	2,417,081

Southcross Energy Partners, L.P.	Revolver Loan		78,225	78,225
Tackle Group S.a.r.l.	Revolver Loan	EUR	740,826	809,554
Transtar Holding Co.	Delayed Draw Term Loan		157,647	157,647

Unilabs Holding AB	Revolver Loan	EUR	6,438,814	7,042,095

USF S&H TopCo, LLC	Delayed Draw Term Loan		2,823,008	2,780,663
USF S&H TopCo, LLC	Revolver Loan		611,281	602,112

Vue International Bidco PLC	Delayed Draw Term Loan	EUR	400,600	437,268

				$21,889,860

(a)Principal amounts are denominated in U.S. Dollars unless otherwise noted. Currency Abbreviations:

EUR – Euro

36	Invesco Dynamic Credit Opportunities Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2020 and February 28, 2019:

	2020	2019
Ordinary income	$58,256,631	$67,425,799
Ordinary income - tax-exempt preferred shares	2,750,544	2,932,499

Total distributions	$61,007,175	$70,358,298
Tax Components of Net Assets at Period-End:
		2020
Undistributed ordinary income		$ 17,640,430
Net unrealized appreciation (depreciation) — investments		(68,858,621)

Net unrealized appreciation (depreciation) - foreign currencies		(936,862)

Temporary book/tax differences		(17,543)

Capital loss carryforward		(71,906,931)

Shares of beneficial interest		901,724,008

Total net assets		$777,644,481

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to foreign currency contracts and book to tax amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,385,361	$68,521,570	$71,906,931

*Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2020 was $1,107,544,395 and $1,284,477,890, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$74,404,640
Aggregate unrealized (depreciation) of investments	(143,263,261)

Net unrealized appreciation (depreciation) of investments	$(68,858,621)

Cost of investments for tax purposes is $1,327,026,142.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and bond premium amortization, on February 29, 2020, undistributed net investment income was increased by $13,003,277, undistributed net realized gain (loss) was decreased by $12,977,242 and shares of beneficial interest was decreased by $26,035. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	February 29,	February 28,
	2020	2019
Beginning shares	74,094,284	74,094,284
Tender offer purchase	(11,114,143)	—
Ending shares	62,980,141	74,094,284

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. On June 14, 2019, the Fund's Board approved a tender offer for the Fund's common shares. The tender offer authorized the Fund to purchase up to 15% of its issued and outstanding shares at a price equal to 98.5% of the Fund's NAV at the close of business on the NYSE on December 6, 2019, the first business day following the expiration of the offer. The tender offer commenced on November 1, 2019 and expired on December 5, 2019. In

37	Invesco Dynamic Credit Opportunities Fund

connection with the tender offer, the Fund purchased 11,114,143 shares at a total cost of $135,036,837. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 29.9%) in accordance with the terms of the tender offer.

NOTE 12—Variable Rate Demand Preferred Shares

On June 14, 2018, the Fund issued 1,250 Series W-7 VRDP Shares with a liquidation preference of $100,000 per share to Barclays Bank PLC, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of the VRDP Shares were used to redeem all of the Fund's outstanding Variable Rate Term Preferred Shares. VRDP Shares are a floating-rate form of preferred shares with a mandatory redemption date and are considered debt for financial reporting purposes. The Fund is required to redeem all outstanding VRDP Shares on June 1, 2028, unless earlier redeemed or repurchased. VRDP Shares are subject to an optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the transfer of the VRDP Shares that are recorded as a deferred charge and are being amortized over a period of ten years to June 1, 2028. Amortization of these costs is included in Interest, facilities and maintenance fees on the Consolidated Statement of Operations, and the unamortized balance is included in the value of Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities.

Dividends paid on the VRDP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 29, 2020, the dividend rate is equal to the USD LIBOR interest rate plus a spread of 0.15%, which is based on the short-term credit rating assigned to the VRDP Shares by Moody's Investors Service, Inc. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDP Shares during the period, March 1, 2019 through February 29, 2020, were $125,000,000 and 2.18%, respectively.

The Fund is subject to certain restrictions relating to the VRDP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDP Shares at the maximum liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VRDP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate demand preferred shares on the Consolidated Statement of Assets and Liabilities. The fair value of VRDP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VRDP Shares, and therefore the "spread" on the VRDP Shares (determined in accordance with the VRDP shares' governing document) remains unchanged. At period-end, the Fund's Adviser has determined that fair value of VRDP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially and/or the credit rating assigned to the VRDP Shares is downgraded. Unpaid dividends on VRDP Shares are recognized as Accrued interest expense on the Consolidated Statement of Assets and Liabilities. Dividends paid on VRDP Shares are recognized as a component of Interest, facilities and maintenance fees on the Consolidated Statement of Operations.

NOTE 13—Dividends

The Fund declared the following dividends to common shareholders from net investment income subsequent to February 29, 2020:

Declaration Date	Amount per Share	Record Date		Payable Date
March 2, 2020	$0.0750	March 17,	2020	March 31,	2020
April 1, 2020	$0.0750	April 15,	2020	April 30,	2020

NOTE 14—Subsequent Event

During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund's ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these consolidated financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.

38	Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Dynamic Credit Opportunities Fund and its subsidiary (hereafter referred to as the "Fund") as of February 29, 2020, the related consolidated statements of operations and cash flows for the year ended February 29, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco Dynamic Credit Opportunities Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in April 2019 and December 2019. Included in the table is a written statement of the sources of the distributions on a GAAP basis.

			Gain from
		Net Income	Sale of Securities	Return of Principal	Total Distribution
04/30/19	VTA	$0.0625	$0.0000	$0.0000	$0.0625
12/31/19	VTA	$0.0750	$0.0000	$0.0000	$0.0750

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

40	Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2020:

Federal and State Income Tax

Qualified Dividend Income*	8.16%
Corporate Dividends Received Deduction*	5.35%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Non-Resident Alien Shareholders

Qualified Interest Income**	61.81%

**The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

41	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee		Number of	Other
Name, Year of Birth and			Funds in	Directorship(s)
	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan1 — 1960	2014	Executive Director, Chief Executive Officer and President, Invesco Ltd.	229	None
Trustee and Vice Chair		(ultimate parent of Invesco and a global investment management firm);
Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board, SMU Cox School of Business
Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer,
Invesco Advisers, Inc. (registered investment adviser); Director, Chairman,
Chief Executive Officer and President, Invesco Holding Company (US), Inc.
(formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company);
Director, Chief Executive Officer and President, Invesco Holding Company
Limited (parent of Invesco and a global investment management firm);
Director, Invesco Ltd.; Chairman, Investment Company Institute and President,
Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief
Financial Officer, Franklin Resources, Inc. (global investment management organization)

1Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett – 1944	2014	Chairman, Crockett Technologies Associates (technology consulting company)	229	Director and
Trustee and Chair		Formerly: Director, Captaris (unified messaging provider); Director, President		Chairman of the
Audit Committee,
and Chief Executive Officer, COMSAT Corporation; Chairman, Board of
ALPS (Attorneys
Governors of INTELSAT (international communications company); ACE Limited
Liability
(insurance company); Independent Directors Council and Investment Company
Protection
Institute: Member of the Audit Committee, Investment Company Institute;
Society)
Member of the Executive Committee and Chair of the Governance Committee,
(insurance
Independent Directors Council
company);

Director and
Member of the
Audit Committee
and
Compensation
Committee,
Ferroglobe PLC
(metallurgical
company)
David C. Arch – 1945	1998	Chairman of Blistex Inc. (consumer health care products manufacturer);	229	Board member of
Trustee		Member, World Presidents' Organization		the Illinois
Manufacturers'
Association
Beth Ann Brown – 1968	2019	Independent Consultant	229	Director, Board of
Trustee		Formerly: Head of Intermediary Distribution, Managing Director, Strategic		Directors of
Caron
Relations, Managing Director, Head of National Accounts, Senior Vice
Engineering Inc.;
President, National Account Manager and Senior Vice President, Key Account
Advisor, Board of
Manager, Columbia Management Investment Advisers LLC; Vice President, Key
Advisors of Caron
Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain
Engineering Inc.;
Oppenheimer Funds
President and

Director, Acton
Shapleigh Youth
Conservation
Corps (non -
profit); and Vice
President and
Director of
Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs	229	Member, Board of Directors of
Trustee		company); and Chairman, Discovery Learning Alliance (non-profit)		Baylor College of Medicine
Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as
Administaff) (human resources provider); Chief Executive Officer, Texana
Timber LP (sustainable forestry company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of the U.S. House of Representatives

T-2	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Cynthia Hostetler —1962	2017	Non-Executive Director and Trustee of a number of public and private business	229	Vulcan Materials
Trustee		corporations		Company
		Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of		(construction
materials
Investment Funds and Private Equity, Overseas Private Investment
company); Trilinc
Corporation; President, First Manhattan Bancorporation, Inc.; Attorney,
Global Impact
Simpson Thacher & Bartlett LLP
Fund; Genesee &

Wyoming, Inc.
(railroads); Artio
Global Investment
LLC (mutual fund
complex); Edgen
Group, Inc.
(specialized
energy and
infrastructure
products
distributor);
Investment
Company Institute
(professional
organization);
Independent
Directors Council
(professional
organization)
Eli Jones – 1961	2016	Professor and Dean, Mays Business School - Texas A&M University	229	Insperity, Inc.
Trustee		Formerly: Professor and Dean, Walton College of Business, University of		(formerly known
as Administaff)
Arkansas and E.J. Ourso College of Business, Louisiana State University;
(human resources
Director, Arvest Bank
provider)

Elizabeth Krentzman – 1959	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management	229	Trustee of the
Trustee		Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General		University of
		Counsel of the Investment Company Institute (trade association); National		Florida National
		Director of the Investment Management Regulatory Consulting Practice,		Board Foundation
		Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant		and Audit
		Director of the Division of Investment Management - Office of Disclosure and		Committee
		Investment Adviser Regulation of the U.S. Securities and Exchange		Member; Member
		Commission and various positions with the Division of Investment Management		of the Cartica
		– Office of Regulatory Policy of the U.S. Securities and Exchange Commission;		Funds Board of
		Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and		Directors (private
		Exchange Commission Historical Society; and Trustee of certain Oppenheimer		investment
		Funds		funds); Member
of the University
of Florida Law
Center
Association, Inc.
Board of Trustees
and Audit
Committee
Member
Anthony J. LaCava, Jr. – 1956	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank	229	Blue Hills Bank;
Trustee		(publicly traded financial institution) and Managing Partner, KPMG LLP		Chairman,
Bentley
University;
Member,
Business School
Advisory Council;
and Nominating
Committee
KPMG LLP
Prema Mathai-Davis – 1950	2014	Retired	229	None
Trustee		Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment

Research Platform for the Self-Directed Investor)

T-3	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees—(continued)
Joel W. Motley – 1952	2019	Director of Office of Finance, Federal Home Loan Bank System; Member of the	229	Member of Board
Trustee		Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc.		of Greenwall
		(privately held financial advisor); Member of the Council on Foreign Relations		Foundation
		and its Finance and Budget Committee; Chairman Emeritus of Board of Human		(bioethics
		Rights Watch and Member of its Investment Committee; and Member of		research
		Investment Committee and Board of Historic Hudson Valley (non-profit cultural		foundation) and
		organization)		its Investment
		Formerly: Managing Director of Public Capital Advisors, LLC (privately held		Committee;
Member of Board
financial advisor); Managing Director of Carmona Motley Hoffman, Inc.
of Friends of the
(privately held financial advisor); Trustee of certain Oppenheimer Funds; and
LRC (non-profit
Director of Columbia Equity Financial Corp. (privately held financial advisor)
legal advocacy);

Board Member
and Investment
Committee
Member of
Pulizer Center for
Crisis Reporting
(non-profit journalism)
Teresa M. Ressel — 1962	2017	Non-executive director and trustee of a number of public and private business	229	Atlantic Power
Trustee		corporations		Corporation
		Formerly: Chief Financial Officer, Olayan America, The Olayan Group		(power generation
company); ON
(international investor/commercial/industrial); Chief Executive Officer, UBS
Semiconductor
Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant
Corp.
Secretary for Management & Budget and CFO, US Department of the Treasury
(semiconductor

supplier)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston Endowment Inc. (private	229	Federal Reserve
Trustee		philanthropic institution)		Bank of Dallas
Formerly: Executive Vice President and General Counsel, Texas Children's
Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor,
University of St. Thomas; Attorney, Andrews & Kurth LLP
Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of Denver – Daniels College of

Business; Senior Partner, KPMG LLP

Daniel S. Vandivort –1954	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board	229	Chairman and
Trustee		of Trustees, Huntington Disease Foundation of America; and President, Flyway		Lead Independent
		Advisory Services LLC (consulting and property management)		Director,
		Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds		Chairman of the
Audit Committee,

and Director,
Board of
Directors, Value
Line Funds
James D. Vaughn – 1945	2019	Retired	229	Board member
Trustee		Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of		and Chairman of
Audit Committee
the Audit Committee, Schroder Funds; Board Member, Mile High United Way,
of AMG National
Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts,
Trust Bank;
Economic Club of Colorado and Metro Denver Network (economic development
Trustee and
corporation); and Trustee of certain Oppenheimer Funds
Investment

Committee
member,
University of
South Dakota
Foundation;
Board member,
Audit Committee
Member and past
Board Chair,
Junior
Achievement
(non-profit)
Christopher L. Wilson -	2017	Retired	229	ISO New
1957		Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22		England, Inc.
Trustee, Vice Chair and Chair				(non-profit
portfolios); Managing Partner, CT2, LLC (investing and consulting firm);
Designate				organization
President/Chief Executive Officer, Columbia Funds, Bank of America

Corporation; President/Chief Executive Officer, CDC IXIS Asset Management	managing
regional electricity
Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder,
market)
Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

T-4	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris — 1964	2010	Head of Global Fund Services, Invesco Ltd.; President, Principal Executive	N/A	N/A
President, Principal Executive		Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers,
Officer and Treasurer		Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; and Vice President,
OppenheimerFunds, Inc.
Formerly: Vice President and Principal Financial Officer, The Invesco Funds;
Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management,
Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President
and Assistant Treasurer, The Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM
Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded
Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded
Fund Trust
Russell C. Burk — 1958	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Senior Vice President and Senior
Officer
Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and	N/A	N/A
Senior Vice President, Chief Legal		Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional
Officer and Secretary		(N.A.), Inc.) (registered investment adviser); Senior Vice President and
Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM
Distributors, Inc.); Vice President and Secretary, Invesco Investment Services,
Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice
President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers LLC (formerly known as Van
Kampen Asset Management); Secretary and General Counsel, Invesco Capital
Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund
Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC
Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal,
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO
Private Capital Investments, Inc.; Senior Vice President, Secretary and General
Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM
Management Group, Inc.); Assistant Secretary, INVESCO Asset Management
(Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and
General Counsel, Invesco Senior Secured Management, Inc.; and Secretary,
Sovereign G./P. Holdings Inc.
Andrew R. Schlossberg – 1974	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM
Investment Services, Inc.) (registered transfer agent); Senior Vice President,
The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco
Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco
Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice
President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited
and Invesco Global Investment Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;
Managing Director and Principal Executive Officer, Invesco Capital
Management LLC
T-5	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers—(continued)
John M. Zerr — 1962	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco	N/A	N/A
Senior Vice President		Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,
Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset Management); Senior Vice President,
Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);
Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;
Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member,
Invesco Canada Funds Advisory Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and
Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.
(formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.
Formerly: Director and Senior Vice President, Invesco Management Group, Inc.
(formerly known as Invesco AIM Management Group, Inc.); Secretary and
General Counsel, Invesco Management Group, Inc. (formerly known as Invesco
AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer
and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco
Investment Advisers LLC (formerly known as Van Kampen Asset Management);
Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund
Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;
Director, Secretary, General Counsel and Senior Vice President, Van Kampen
Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.
(formerly known as INVESCO Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen
Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van
Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,
Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice
President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van
Kampen Investments Inc.; Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice President, Secretary, General
Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief
Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)
Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and	N/A	N/A
Senior Vice President		Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco
Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco
Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and
Senior Vice President, The Invesco Funds; and President, SNW Asset
Management Corporation
Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco
Advisers, Inc.; Assistant Vice President, The Invesco Fundsand Invesco
Managed Accounts, LLC
Kelli Gallegos – 1970	2010	Principal Financial and Accounting Officer – Investments Pool, Invesco	N/A	N/A
Vice President, Principal Financial		Specialized Products, LLC; Vice President, Principal Financial Officer and
Officer and Assistant Treasurer		Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting
Officer – Pooled Investments, Invesco Capital Management LLC; Vice President
and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Vice President, Invesco Advisers, Inc.
Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant
Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively Managed
Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded
Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital
Management LLC; Assistant Vice President, The Invesco Funds
Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities	N/A	N/A
Anti-Money Laundering		including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets,
Compliance Officer		Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC, Invesco Trust Company;
OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for
Invesco Investment Services, Inc.

T-6	Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

				Number of	Other
	Trustee			Funds in	Directorship(s)
Name, Year of Birth and	and/or			Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)		Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years		Trustee	Years
Officers—(continued)
Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment		N/A	N/A
Chief Compliance Officer		adviser); and Chief Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam Investments and the Putnam
Funds
Office of the Fund		Investment Adviser	Auditors		Custodian
11 Greenway Plaza, Suite 1000		Invesco Advisers, Inc.	PricewaterhouseCoopers LLP		State Street Bank and Trust Company
Houston, TX 77046-1173		1555 Peachtree Street, N.E.	1000 Louisiana Street, Suite 5800		225 Franklin Street
		Atlanta, GA 30309	Houston, TX 77002-5021		Boston, MA 02110-2801
Counsel to the Fund		Investment Sub-Adviser	Transfer Agent
Stradley Ronon Stevens & Young, LLP		Invesco Senior Secured Management, Inc.	Computershare Trust Company, N.A.
2005 Market Street, Suite 2600		1166 Avenue of the Americas	250 Royall Street
Philadelphia, PA 19103-7018		New York, NY 10036	Canton, MA 02021

Invesco Asset Management Limited

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire

RG9 1HH

United Kingdom

T-7	Invesco Dynamic Credit Opportunities Fund

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Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund's Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website,sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-22043	VK-CE-DCO-AR-1

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2- 01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for	Fees Billed for
	Services Rendered to	Services Rendered to
	the Registrant for	the Registrant for
	fiscal year end 2020	fiscal year end 2019
Audit Fees	$119,861	$78,075
Audit-Related Fees	$0	$0
Tax Fees(1)	$27,852	$5,075
All Other Fees	$0	$0

Total Fees	$147,713	$83,150

(1)Tax Fees for the fiscal year end February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax fees for fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

Fees Billed for Non-
	Audit Services	Fees Billed for Non-Audit
	Rendered to Invesco	Services Rendered to
	and Invesco Affiliates	Invesco and Invesco
	for fiscal year end	Affiliates for fiscal year
	2020 That Were	end 2019 That Were
	Required	Required
	to be Pre-Approved	to be Pre-Approved
	by the Registrant's	by the Registrant's
	Audit Committee	Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of

Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre-approvals"). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non- Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non- Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre- approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or

(c)any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services ;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,089,000 for the fiscal year ended February 29, 2020 and $3,550,000 for the fiscal year ended February 28, 2019 for non-audit services not required to be pre-approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,806,852 for the fiscal year ended February 29, 2020 and $4,245,075 for the fiscal year ended February 28, 2019.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Invesco's Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I.Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company's executives, directors, and shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company's operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients' best interests, which Invesco interprets to mean clients' best economic interests, this Policy and the operating guidelines and procedures of Invesco's regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.Applicability of this Policy

This Policy sets forth the framework of Invesco's corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco's investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.Proxy Voting for Certain Fixed Income, Money Market and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies ("Majority Voting"). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco's clients or vendors. Under Invesco's Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. "Personal benefit" includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco's proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco's marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.'s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.2 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V.Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations,

2Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco's performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee ("Global IPAC"). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco's Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco's proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients' best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the "fund manager portal" and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

∙If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

∙In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities ("share blocking"). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client's temporary inability to sell the security; or

∙Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of- attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients' proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco's general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco's proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company's business and will generally support a board's discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are "bundled" or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company's business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders' rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

∙Gender pay gap proposals

∙Political contributions disclosure/political lobbying disclosure/political activities and action

∙Data security, privacy, and internet issues

∙Report on climate change/climate change action

∙Gender diversity on boards

C.Capitalization Structure Issues

i.Stock Issuances

Invesco generally supports a board's proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients' ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights ("blank check" stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.Stock Splits

Invesco generally supports a board's proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company's industry and performance in terms of shareholder returns.

iii.Share Repurchases

Invesco generally supports a board's proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.Corporate Governance Issues

i.General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

∙Adopt proxy access right

∙Require independent board chairperson

∙Provide right to shareholders to call special meetings

∙Provide right to act by written consent

∙Submit shareholder rights plan (poison pill) to shareholder vote

∙Reduce supermajority vote requirement

∙Remove antitakeover provisions

∙Declassify the board of directors

∙Require a majority vote for election of directors

∙Require majority of independent directors on the board

∙Approve executive appointment

∙Adopt exclusive forum provision

Invesco generally supports a board's discretion to amend a company's articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company's articles if any of the proposed amendments would limit shareholders' rights or there is insufficient information to decide about the nature of the proposal.

ii.Board of Directors

1.Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board's key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients' portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long- term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

∙Long-term financial performance of the company relative to its industry

∙Management's track record

∙Background to the proxy contest

∙Qualifications of director nominees (both slates)

∙Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

∙Stock ownership positions in the company

3.Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director "overboarding" (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company's performance and the interest of its shareholders. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so- called "clawback" provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors ("overboarding"). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO's own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board's audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors' liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board's discretion regarding proposals to limit directors' liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

∙a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

∙a majority of independent directors

∙completely independent key committees

∙committee chairpersons nominated by the independent directors

∙CEO performance reviewed annually by a committee of independent directors

∙established governance guidelines

7.Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

9.Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board's ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board's nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.Audit Committees and Auditors

1.Qualifications of Audit Committee and Auditors

Invesco believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company's financial statements and reports.

2.Auditor Indemnifications

A company's independent auditors play a critical role in ensuring and attesting to the integrity of the company's financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco's support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client's investment.

i.Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company's remuneration practices align with shareholders' interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management's recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company's executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to replenish shares automatically without shareholder approval.

iv.Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as "golden parachute" arrangements) on a case by case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders' best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives' severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v."Claw Back" Provisions

Invesco generally supports so called "claw back" policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans ("poison pills"), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

∙Provide right to act by written consent

∙Provide right to call special meetings

∙Adopt fair price provision

∙Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as "greenmail") because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company's corporate form or to "go dark" (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors' liability.

Invesco will generally support proposals that ask the board to consider non"shareholder constituencies or other non"financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

I	Applicable to	All Advisory Clients, including the Invesco
Funds
	Risk Addressed by the	Breach of fiduciary duty to client under
	Guidelines	Investment Advisers Act of 1940 by placing
Invesco's interests ahead of client's best
interests in voting proxies
	Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as
amended
	Last	April 19, 2016
☒Reviewed ☒Revised
by Compliance for Accuracy
	Guideline Owner	U.S. Compliance and Legal
	Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
	Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. ("Invesco") to vote proxies associated with securities held on their behalf (collectively, "Clients").

A.

INTRODUCTION

Invesco Ltd. ("IVZ"), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the "Invesco Global Proxy Policy"). The policy describes IVZ's views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS' BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds' board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco's Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY

SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds' board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies. Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING

GUIDELINES

The following guidelines describe Invesco's general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco's proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.

Auditors and Audit Committee members

Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of

Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

Supermajorityvoting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of

Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate- governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy
access
Invesco	generally supports			shareholders' nominations of directors in the
proxy statement			and ballot	because it increases the accountability of the
board	to	shareholders.		Invesco will generally consider the proposed
minimum		period	of

ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.

Exclusive

Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and

Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.

Capitalization

Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate

Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.Anti-Takeover

Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case- by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business

Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.

EXCEPTIONS

Client Maintains Right to Vote

Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment

Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of

Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com .  In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of February 29, 2020, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

∙Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

∙Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

∙Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco's portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The 'Investments' chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund's shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager's immediate family members sharing the same household). The 'Assets Managed' chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies;

(ii)other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2020 (unless otherwise noted):

Dollar Range

Portfolio Managerof Investments

in the Fund

Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None

Nuno Caetano	None

Philip Yarrow	None

Assets Managed

The following information is as of February 29, 2020 (unless otherwise noted):

	Other Registered			Other		Other
	Investment Companies		Pooled Investment		Accounts
Portfolio	Managed		Vehicles Managed		Managed
Manager	Number	Assets	Number	Assets	Number	Assets
	of		of		of
		(in millions)		(in millions)		(in millions)
	Accounts		Accounts		Accounts

Invesco Dynamic Credit Opportunities Fund
Scott Baskind	4	$8,473.2	4	$6,036.6	22	$8,499.4

	Other Registered			Other		Other
	Investment Companies		Pooled Investment			Accounts
Portfolio	Managed		Vehicles Managed			Managed
Manager	Number	Assets	Number	Assets	Number	Assets
	of		of		of
		(in millions)		(in millions)		(in millions)
	Accounts		Accounts		Accounts

Nuno Caetano	None	None	None	None	None	None
Philip Yarrow	3	$3,685.4	3	$5,917.1	22	$8,499.4

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity.

Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period3
Invesco 4	One-, Three- and Five-year performance
Invesco Deutschland	against Fund peer group
Invesco Hong Kong2
Invesco Asset Management
Invesco India
Invesco Listed Real Assets Division2
Invesco Senior Secured2, 5	Not applicable
Invesco Capital2,6
Invesco Canada2	One-year performance against Fund peer
group
Three- and Five-year performance against
entire universe of Canadian funds
Invesco Japan7	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

3Rolling time periods based on calendar year-end.

4Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

5Invesco Senior Secured's bonus is based on annual measures of equity return and standard tests of collateralization performance.

6Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

7Portfolio Managers for Invesco Pacific Growth Fund's compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer
("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the
Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c)
under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of
April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on
Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2)
that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant's internal control over financial reporting
(as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the
Sarbanes-Oxley Act of 2002.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable
13(b)	Certifications of principal executive officer and principal financial officer as required by
Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the
Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	May 6, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	May 6, 2020